UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end:         12/31

Date of reporting period:        12/31/09

Item 1.	Reports to Stockholders.

DECEMBER 31, 2009

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

Important Notes to Performance Information	i
Fund Summaries
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Bond Securities Fund (Templeton Global Income Securities Fund before May 1, 2009)	TGB-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 3

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+72.63%	+11.43%	+7.42%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund. Since Class 3 shares were not offered until 5/1/04, performance prior to that date represents historical Class 2 performance. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +14.31%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may

differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI EM Index’s +79.02% total return, and the S&P/IFCI Composite Index’s +81.03% total return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

After falling dramatically until March, emerging markets experienced a tremendous surge. Some stock markets doubled in returns and pushed emerging markets as a whole to a record year. The substantial rally was a result of many factors but most significantly the rapid increase in money supply and liquidity supplied by governments globally to prevent an economic depression, which led to a huge influx of funds in the emerging markets asset class. In 2009, net inflows were nearly US$83 billion.2

Another critical factor for emerging market equity strength in 2009 was the resilience of China and India, the world’s two most populous countries. Despite the global economic downturn’s severity, annualized gross domestic product expanded 7.7% in China and 5.6% in India for the first nine months of 2009.3

The year was not without setbacks, but they were few and far between. One was the Dubai debt crisis, which was set off by an announcement from the Dubai government-owned conglomerate Dubai World on a debt payment standstill. Fears of contagion beyond the Gulf region triggered sharp selloffs in global equity markets, but most markets rebounded quickly after the United Arab Emirates offered fresh funding to its regional banks and neighboring Abu Dhabi stepped in with its own liquidity offer. In general, as long as global money supply continues its upward trend, we believe the bullish investor sentiment surrounding emerging markets stocks could be sustained.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: EPFR Global.

3. Sources: National Bureau of Statistics, China; Central Statistical Organisation, India. Figures are an average of quarterly year-over-year growth rates.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less government supervision and regulation of business and industry practices. By having significant investments in one or more countries or in particular sectors or industries from time to time, the Fund may carry greater risk of adverse developments in a country, sector or industry than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

From a regional perspective, Latin America was the top performing emerging market in 2009. A rebound in commodity prices from their 2008 lows and stronger local currencies supported Latin American equity prices. In particular, Brazil’s stocks rallied mainly due to the country’s solid economic fundamentals, strong fiscal and monetary policies, and resilience amid the world financial crisis. Asia overall delivered a +74.21% return in U.S. dollar terms with India and Indonesia gaining more than 100%, as measured by the MSCI EM Asia Index, but nonetheless Asia underperformed its Latin American and Eastern European counterparts for the year.1 In Eastern Europe, lower interest rates, subsiding credit crunch worries and what we considered attractive valuations helped stock markets there stage a strong recovery in the latter part of 2009 after a period of underperformance earlier in the year, and within that region, Russia and Turkey were standouts.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we may make on-site visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the 12 months under review, among the most significant contributors to the Fund’s absolute performance were Brazil’s two resources giants, Petrobras (Petroleo Brasileiro) in oil and gas, and Vale in iron ore. Rebounding commodity prices lifted stock prices of energy and metals and mining companies, and we increased the Fund’s positions in Petrobras and Vale largely due to our expectations of a long-term uptrend in commodity prices. Another key contributor was India’s Tata Consultancy Services, which continued to benefit from the IT services outsourcing trend. We also increased the Fund’s exposure to Tata during the reporting period.

In contrast, some of the largest detractors from absolute Fund performance were China Mobile, the country’s market leader in wireless services, Telmex (Telefonos de Mexico), a telecommunications conglomerate, and China Construction Bank, a major commercial bank. These stocks underperformed their emerging markets peers, and we eliminated these positions by period-end.

At year-end, our assessment of the energy and commodities sectors remains positive. Based on our analysis, we believe commodity prices could maintain a long-term upward trend because of commodities’ relatively inelastic supply and strong demand from emerging markets. In particular, growing energy demand boosted crude oil prices, and demand for hard commodities such as metals rose due to ongoing infrastructure development. Moreover, several emerging markets countries are major suppliers and consumers of various commodities. In line with our strategy, we considered many commodity-related companies attractive investment opportunities, and we believe they are well positioned to remain profitable.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the review period, we increased the Fund’s holdings in Russia, India and South Korea as we searched for attractive investment opportunities. We also made select purchases in Austria, Brazil and Thailand due to attractive fundamentals in our view. Among our major purchases, we added to the Fund’s existing position in Russia’s Gazprom, the world’s largest gas producer, and initiated new positions in Sesa Goa, India’s biggest iron ore exporter, and SK Energy, a major South Korean oil refiner. By industry, we made key investments in oil and gas, diversified metals and mining, and construction and engineering companies, including PetroChina, one of the country’s largest oil and gas companies, and GS Engineering and Construction, South Korea’s leading construction company.

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/09

Company Sector/Industry, Country	% of Total Net Assets
Vale SA, ADR, pfd., A	4.6%
Metals & Mining, Brazil
Petrobras (Petroleo Brasileiro SA), ADR, pfd.	4.3%
Oil, Gas & Consumable Fuels, Brazil
PetroChina Co. Ltd., H	3.6%
Oil, Gas & Consumable Fuels, China
Gazprom, ADR	3.4%
Oil, Gas & Consumable Fuels, Russia
Tata Consultancy Services Ltd.	3.2%
IT Services, India
Sesa Goa Ltd.	3.0%
Metals & Mining, India
Itau Unibanco Holding SA, ADR	2.8%
Commercial Banks, Brazil
LUKOIL Holdings, ADR	2.6%
Oil, Gas & Consumable Fuels, Russia
OTP Bank Ltd.	2.3%
Commercial Banks, Hungary
Anglo American PLC	2.2%
Metals & Mining, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Conversely, we reduced the Fund’s exposure to South Africa, Mexico and China via Hong Kong-listed China H and Red Chip shares.4 Key sales during the period included ICBC (Industrial and Commercial Bank of China), a major commercial bank, and MTN Group, a South African cellular telecommunication services provider. These sales allowed the Fund to focus on stocks we deemed to be relatively more attractively valued within our investment universe. Industry-wise, we made large sales of holdings in telecommunication services, banks and tobacco.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

4. “China H” denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/09

% of Total Net Assets
Brazil	19.2%
India	15.4%
Russia	14.0%
China	11.2%
South Korea	4.9%
Turkey	3.6%
U.K.	3.6%
Austria	2.9%
South Africa	2.8%
Hungary	2.7%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,343.90	$9.57
Hypothetical (5% return before expenses)	$1,000	$1,017.04	$8.24

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.62%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.11	$16.16	$13.92	$10.99	$8.73

Income from investment operations[a]:
Net investment income[b]	0.12	0.16	0.32	0.24	0.17
Net realized and unrealized gains (losses)	4.02	(7.40)	3.51	2.84	2.23

Total from investment operations	4.14	(7.24)	3.83	3.08	2.40

Less distributions from:
Net investment income	(0.36)	(0.37)	(0.38)	(0.15)	(0.14)
Net realized gains	(0.03)	(2.44)	(1.21)	—	—

Total distributions	(0.39)	(2.81)	(1.59)	(0.15)	(0.14)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$9.86	$6.11	$16.16	$13.92	$10.99

Total return[d]	73.32%	(52.62)%	29.09%	28.43%	27.76%
Ratios to average net assets
Expenses[e]	1.45%	1.52%	1.48%	1.47%	1.53%
Net investment income	1.64%	1.52%	2.07%	1.93%	1.77%

Supplemental data
Net assets, end of year (000’s)	$325,927	$234,213	$753,843	$749,120	$651,826
Portfolio turnover rate	56.58% [f]	75.11% [f]	98.32%	53.65%	31.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.04	$15.99	$13.79	$10.90	$8.67

Income from investment operations[a]:
Net investment income[b]	0.11	0.15	0.27	0.20	0.14
Net realized and unrealized gains (losses)	3.98	(7.33)	3.49	2.82	2.21

Total from investment operations	4.09	(7.18)	3.76	3.02	2.35

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.35)	(0.13)	(0.12)
Net realized gains	(0.03)	(2.44)	(1.21)	—	—

Total distributions	(0.35)	(2.77)	(1.56)	(0.13)	(0.12)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$9.78	$6.04	$15.99	$13.79	$10.90

Total return[d]	72.59%	(52.70)%	28.78%	28.09%	27.43%
Ratios to average net assets
Expenses[e]	1.70%	1.77%	1.73%	1.72%	1.78%
Net investment income	1.39%	1.27%	1.82%	1.68%	1.52%
Supplemental data
Net assets, end of year (000’s)	$435,947	$264,186	$1,090,549	$857,514	$650,646
Portfolio turnover rate	56.58% [f]	75.11% [f]	98.32%	53.65%	31.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.02	$15.96	$13.78	$10.90	$8.68

Income from investment operations[a]:
Net investment income[b]	0.10	0.11	0.24	0.20	0.04
Net realized and unrealized gains (losses)	3.97	(7.27)	3.52	2.83	2.32

Total from investment operations	4.07	(7.16)	3.76	3.03	2.36

Less distributions from:
Net investment income	(0.33)	(0.34)	(0.37)	(0.15)	(0.14)
Net realized gains	(0.03)	(2.44)	(1.21)	—	—

Total distributions	(0.36)	(2.78)	(1.58)	(0.15)	(0.14)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$9.73	$6.02	$15.96	$13.78	$10.90

Total return[d]	72.63%	(52.67)%	28.70%	28.17%	27.45%
Ratios to average net assets
Expenses[e]	1.70%	1.77%	1.73%	1.72%	1.78%
Net investment income	1.39%	1.27%	1.82%	1.68%	1.52%

Supplemental data
Net assets, end of year (000’s)	$66,718	$32,953	$100,961	$43,372	$11,521
Portfolio turnover rate	56.58% [f]	75.11% [f]	98.32%	53.65%	31.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.09	(0.33)
Net realized and unrealized gains (losses)	4.00	(5.65)

Total from investment operations	4.09	(5.98)

Less distributions from:
Net investment income	(0.35)	(0.37)
Net realized gains	(0.03)	(2.44)

Total distributions	(0.38)	(2.81)

Redemption fees[d]	—	—

Net asset value, end of year	$9.80	$6.09

Total return[e]	72.45%	(48.66)%
Ratios to average net assets[f]
Expenses[g]	1.80%	1.87%
Net investment income	1.29%	1.17%

Supplemental data
Net assets, end of year (000’s)	$26,362	$7,208
Portfolio turnover rate	56.58% [h]	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks 85.0%
Argentina 0.4%
Tenaris SA, ADR	Energy Equipment & Services	84,900	$3,620,985

Austria 2.9%
Erste Group Bank AG	Commercial Banks	217,767	8,123,492
[a]IMMOEAST AG	Real Estate Management & Development	787,051	4,337,503
OMV AG	Oil, Gas & Consumable Fuels	205,986	9,052,161
Raiffeisen International Bank Holding AG	Commercial Banks	54,545	3,084,099

			24,597,255

Brazil 8.4%
AES Tiete SA	Independent Power Producers & Energy Traders	687,291	6,782,218
Companhia de Bebidas das Americas (AmBev)	Beverages	214,255	18,131,160
Itau Unibanco Holding SA, ADR	Commercial Banks	1,031,374	23,556,582
Natura Cosmeticos SA	Personal Products	823,138	17,147,528
Souza Cruz SA	Tobacco	199,070	6,596,835

			72,214,323

China 11.2%
[a]Aluminum Corp. of China Ltd., H	Metals & Mining	7,701,000	8,491,888
Angang Steel Co. Ltd., H	Metals & Mining	2,156,000	4,760,401
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	6,513,000	11,961,402
China Dongxiang Group Co.	Textiles, Apparel & Luxury Goods	4,097,000	3,170,357
China Molybdenum Co. Ltd., H	Metals & Mining	3,393,391	2,730,923
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	1,212,000	1,080,119
China Shipping Development Co. Ltd., H	Marine	4,110,000	6,180,610
CNOOC Ltd.	Oil, Gas & Consumable Fuels	3,077,000	4,841,482
Denway Motors Ltd.	Automobiles	12,353,959	7,870,895
[a]Hidili Industry International Development Ltd.	Metals & Mining	8,689,000	10,948,519
Lonking Holdings Ltd.	Machinery	4,058,000	2,820,927
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	25,710,000	30,903,594

			95,761,117

Hong Kong 1.6%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	6,078,251
[a]GOME Electrical Appliances Holdings Ltd.	Specialty Retail	9,247,000	3,363,109
VTech Holdings Ltd.	Communications Equipment	456,000	4,369,630

			13,810,990

Hungary 2.7%
[a]MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	39,364	3,540,303
[a]OTP Bank Ltd.	Commercial Banks	677,397	19,552,841

			23,093,144

India 15.4%
GAIL India Ltd.	Gas Utilities	955,643	8,506,273
Grasim Industries Ltd.	Construction Materials	38,057	2,031,757
Hindalco Industries Ltd.	Metals & Mining	3,973,579	13,763,258
Infosys Technologies Ltd.	IT Services	135,890	7,628,257
National Aluminium Co. Ltd.	Metals & Mining	519,824	4,682,448
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	601,056	15,250,452
[a]Oil India Ltd.	Oil, Gas & Consumable Fuels	158,994	4,247,548
Sesa Goa Ltd.	Metals & Mining	2,931,337	25,937,374

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
India (continued)
Steel Authority of India Ltd.	Metals & Mining	1,057,892	$5,485,493
Tata Chemicals Ltd.	Chemicals	1,120,158	7,776,663
Tata Consultancy Services Ltd.	IT Services	1,690,483	27,309,624
Tata Steel Ltd.	Metals & Mining	693,000	9,222,081

			131,841,228

Indonesia 1.8%
PT Astra International Tbk	Automobiles	2,815,500	10,365,819
PT Bank Central Asia Tbk	Commercial Banks	9,120,500	4,693,308

			15,059,127

Israel 0.6%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	543,219	4,823,785

Mexico 2.7%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	307,367	14,440,102
Grupo Televisa SA	Media	1,023,475	4,258,595
Kimberly Clark de Mexico SAB de CV, A	Household Products	978,888	4,382,874

			23,081,571

Pakistan 1.3%
MCB Bank Ltd.	Commercial Banks	2,265,271	5,891,315
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	4,074,200	5,324,458

			11,215,773

Peru 0.3%
Credicorp Ltd.	Commercial Banks	30,700	2,364,514

Qatar 0.3%
Qatar National Bank	Commercial Banks	62,134	2,530,232

Russia 14.0%
Gazprom, ADR	Oil, Gas & Consumable Fuels	921,400	23,081,070
Gazprom, ADR (London Exchange)	Oil, Gas & Consumable Fuels	235,100	6,016,209
LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	75,208	4,241,731
LUKOIL Holdings, ADR (London Exchange)	Oil, Gas & Consumable Fuels	317,168	18,173,727
[a]Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	1,140,600	16,367,610
Mobile TeleSystems	Wireless Telecommunication Services	617,683	4,517,266
Mobile TeleSystems, ADR	Wireless Telecommunication Services	209,000	10,218,010
Rosneft Oil Co., GDR	Oil, Gas & Consumable Fuels	988,100	8,477,898
[a]RusHydro	Electric Utilities	2,869,265	107,715
Sberbank RF	Commercial Banks	5,005,590	14,060,702
TNK-BP	Oil, Gas & Consumable Fuels	4,531,950	7,817,614
[a,b]Uralkali, GDR, Reg S	Chemicals	220,500	4,654,755
[a]Wimm-Bill-Dann Foods	Food Products	44,628	2,000,741

			119,735,048

Singapore 0.4%
Fraser and Neave Ltd.	Industrial Conglomerates	1,139,041	3,403,751

South Africa 2.8%
Lewis Group Ltd.	Specialty Retail	289,766	2,072,550
Naspers Ltd., N	Media	218,591	8,849,838
Remgro Ltd.	Diversified Financial Services	465,961	5,609,163
Standard Bank Group Ltd.	Commercial Banks	510,761	7,030,718

			23,562,269

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
South Korea 4.9%
CJ Internet Corp.	Media	107,764	$1,275,341
GS Engineering & Construction Corp.	Construction & Engineering	106,518	9,911,200
Hyundai Development Co.	Construction & Engineering	121,970	3,948,603
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	15,392	10,546,670
Shinhan Financial Group Co. Ltd.	Commercial Banks	209,975	7,779,019
SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	87,734	8,840,551

			42,301,384

Sweden 1.1%
Oriflame Cosmetics SA, SDR	Personal Products	149,765	8,963,267

Taiwan 1.9%
MediaTek Inc.	Semiconductors & Semiconductor Equipment	162,624	2,836,642
President Chain Store Corp.	Food & Staples Retailing	4,167,075	9,912,923
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,843,169	3,716,299

			16,465,864

Thailand 2.0%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	752,200	1,961,673
PTT Exploration and Production Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	665,700	2,933,390
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,064,000	7,846,043
Thai Beverages Co. Ltd., fgn.	Beverages	26,566,000	4,630,857

			17,371,963

Turkey 3.6%
Akbank TAS	Commercial Banks	2,034,234	12,848,223
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	145,281	1,631,280
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	521,504	10,369,432
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	786,337	5,570,894

			30,419,829

United Arab Emirates 1.1%
DP World Ltd.	Transportation Infrastructure	1,520,546	653,835
[a]Emaar Properties PJSC	Real Estate Management & Development	8,649,160	9,089,630

			9,743,465

United Kingdom 3.6%
[a]Anglo American PLC	Metals & Mining	441,920	19,053,849
Antofagasta PLC	Metals & Mining	704,479	11,305,133

			30,358,982

Total Common Stocks (Cost $486,850,080)			726,339,866

Preferred Stocks 11.3%
Brazil 10.8%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	429,613	9,395,636
Itausa—Investimentos Itau SA, pfd.	Commercial Banks	1,011,868	6,879,309
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	864,888	36,662,602
Vale SA, ADR, pfd., A	Metals & Mining	1,587,075	39,391,202

			92,328,749

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Preferred Stocks (continued)
Chile 0.5%
Embotelladora Andina SA, pfd., A	Beverages	1,467,125	$4,134,376

Total Preferred Stocks (Cost $45,308,797)			96,463,125

Total Investments before Short Term Investments (Cost $532,158,877)			822,802,991

Short Term Investments (Cost $28,389,812) 3.3%
Money Market Funds 3.3%
[c] Institutional Fiduciary Trust Money Market Portfolio, 0.00%		28,389,812	28,389,812

Total Investments (Cost $560,548,689) 99.6%			851,192,803
Other Assets, less Liabilities 0.4%			3,761,747

Net Assets 100.0%			$854,954,550

See Abbreviations on page TD-26.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the value of this security was $4,654,755, representing 0.54% of net assets.

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

December 31, 2009

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$532,158,877
Cost - Sweep Money Fund (Note 7)	28,389,812

Total cost of investments	$560,548,689

Value - Unaffiliated issuers	$822,802,991
Value - Sweep Money Fund (Note 7)	28,389,812

Total value of investments	851,192,803
Cash	72,973
Receivables:
Investment securities sold	7,567,210
Capital shares sold	514,092
Dividends	1,955,029
Foreign tax	244,317
Other assets	85

Total assets	861,546,509

Liabilities:
Payables:
Capital shares redeemed	2,142,101
Affiliates	1,202,462
Deferred tax	2,868,645
Accrued expenses and other liabilities	378,751

Total liabilities	6,591,959

Net assets, at value	$854,954,550

Net assets consist of:
Paid-in capital	$782,935,443
Undistributed net investment income	6,700,234
Net unrealized appreciation (depreciation)	287,754,645
Accumulated net realized gain (loss)	(222,435,772)

Net assets, at value	$854,954,550

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)

December 31, 2009

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$325,926,745

Shares outstanding	33,041,033

Net asset value and maximum offering price per share	$9.86

Class 2:
Net assets, at value	$435,947,440

Shares outstanding	44,564,759

Net asset value and maximum offering price per share	$9.78

Class 3:
Net assets, at value	$66,718,047

Shares outstanding	6,858,706

Net asset value and maximum offering price per share[a]	$9.73

Class 4:
Net assets, at value	$26,362,318

Shares outstanding	2,690,463

Net asset value and maximum offering price per share	$9.80

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Operations

for the year ended December 31, 2009

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,780,796)
Unaffiliated issuers	$19,708,307
Sweep Money Fund (Note 7)	15,597
Interest	3,938

Total investment income	19,727,842

Expenses:
Management fees (Note 3a)	7,895,479
Administrative fees (Note 3b)	877,357
Distribution fees: (Note 3c)
Class 2	841,138
Class 3	118,237
Class 4	53,628
Unaffiliated transfer agent fees	2,876
Custodian fees (Note 4)	179,928
Reports to shareholders	171,990
Professional fees	89,728
Trustees’ fees and expenses	3,992
Other	49,946

Total expenses	10,284,299
Expense reductions (Note 4)	(413)

Net expenses	10,283,886

Net investment income	9,443,956

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes losses from a redemption in-kind of $6,207,989) (Note 10)	(56,237,916)
Foreign currency transactions	(252,324)

Net realized gain (loss)	(56,490,240)

Net change in unrealized appreciation (depreciation) on:
Investments	390,113,598
Translation of other assets and liabilities denominated in foreign currencies	(6,402)
Change in deferred taxes on unrealized appreciation	(2,868,645)

Net change in unrealized appreciation (depreciation)	387,238,551

Net realized and unrealized gain (loss)	330,748,311

Net increase (decrease) in net assets resulting from operations	$340,192,267

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$9,443,956	$17,230,649
Net realized gain (loss) from investments and foreign currency transactions	(56,490,240)	(131,179,941)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	387,238,551	(761,427,069)

Net increase (decrease) in net assets resulting from operations	340,192,267	(875,376,361)

Distributions to shareholders from:
Net investment income:
Class 1	(13,652,950)	(15,246,189)
Class 2	(13,921,115)	(18,272,202)
Class 3	(1,779,543)	(1,805,309)
Class 4	(467,339)	(58,997)
Net realized gains:
Class 1	(1,172,623)	(101,141,199)
Class 2	(1,344,137)	(136,962,950)
Class 3	(166,799)	(13,097,616)
Class 4	(41,022)	(391,385)

Total distributions to shareholders	(32,545,528)	(286,975,847)

Capital share transactions: (Note 2)
Class 1	(15,950,150)	(54,850,288)
Class 2	3,177,398	(192,193,242)
Class 3	10,244,457	(8,380,444)
Class 4	11,266,396	10,948,393

Total capital share transactions	8,738,101	(244,475,581)

Redemption fees	10,133	34,017

Net increase (decrease) in net assets	316,394,973	(1,406,793,772)
Net assets:
Beginning of year	538,559,577	1,945,353,349

End of year	$854,954,550	$538,559,577

Undistributed net investment income included in net assets:
End of year	$6,700,234	$20,812,671

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,168,810	$63,707,152	2,353,700	$25,940,524
Shares issued in reinvestment of distributions	2,750,570	14,825,573	10,523,272	116,387,388
Shares redeemed in-kind (Note 10)	(7,688,598)	(41,966,671)	(4,035,054)	(26,002,704)
Shares redeemed	(8,503,331)	(52,516,204)	(17,164,161)	(171,175,496)

Net increase (decrease)	(5,272,549)	$(15,950,150)	(8,322,243)	$(54,850,288)

Class 2 Shares:
Shares sold	10,529,364	$81,012,897	11,623,915	$125,237,066
Shares issued in reinvestment of distributions	2,847,995	15,265,252	14,189,685	155,235,152
Shares redeemed in-kind (Note 10)	—	—	(16,334,498)	(160,666,736)
Shares redeemed	(12,555,978)	(93,100,751)	(33,921,710)	(311,998,724)

Net increase (decrease)	821,381	$3,177,398	(24,442,608)	$(192,193,242)

Class 3 Shares:
Shares sold	2,627,098	$19,856,055	1,019,532	$12,310,616
Shares issued in reinvestment of distributions	365,167	1,946,341	1,367,241	14,902,925
Shares redeemed	(1,609,465)	(11,557,938)	(3,236,638)	(35,593,985)

Net increase (decrease)	1,382,800	$10,244,457	(849,865)	$(8,380,444)

Class 4 Shares:
Shares sold	1,613,355	$12,381,956	1,437,741	$12,416,230
Shares issued on reinvestment of distributions	94,491	508,362	40,710	449,439
Shares redeemed	(201,223)	(1,623,922)	(294,611)	(1,917,276)

Net increase (decrease)	1,506,623	$11,266,396	1,183,840	$10,948,393

[a]	For the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $212,573,452 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $805,355.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$29,826,261	$55,303,760
Long term capital gain	2,719,267	231,672,087

	$32,545,528	$286,975,847

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$575,460,903

Unrealized appreciation	$298,171,574
Unrealized depreciation	(22,439,674)

Net unrealized appreciation (depreciation)	$275,731,900

Distributable earnings – undistributed ordinary income	$12,555,477

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, gains (losses) realized on in-kind shareholder redemptions, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $345,983,915 and $343,554,233, respectively. Sales of investments excludes redemption in-kind of $41,966,671.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

10. REDEMPTION IN-KIND

During the year ended December 31,2009, the Fund realized $6,207,989 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

During the year ended December 31,2008, the Fund realized $8,268,018 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. FAIR VALUE MEASUREMENTS

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2009, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry/country descriptions, see the accompanying Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $2,719,267 as a long term capital gain dividend for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2010 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

We are pleased to bring you Templeton Foreign Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+37.20%	+4.78%	+2.83%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund. Since Class 3 shares were not offered until 5/1/04, performance prior to that date represents historical Class 2 performance. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +7.02%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the MSCI EAFE Index, which delivered a total return of +32.46% for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and confidence was rekindled as investors began to believe the global financial system was finally on the mend. Global equities rallied 73% from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse.2 Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world’s best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the year, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring its liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like

1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. As measured by the MSCI All Country World Index. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors (such as financial services) from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

Dubai, Greece and Ireland, temporarily roiling markets toward the end of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate “exceptionally low” for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to “moderately loose” policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, stock selection in the information technology sector benefited the Fund’s results relative to the benchmark MSCI EAFE Index.3 Within the sector, semiconductor and semiconductor equipment manufacturers Taiwan Semiconductor Manufacturing,4 South Korea’s Samsung Electronics4 and Germany’s Infineon Technologies performed well. Additionally, Singapore’s Flextronics International4 and Taiwan’s Lite-On Technologies4 were contributors in the sector. An underweighted allocation to the utilities sector and stock selection in the industrials sector also boosted relative performance.5 Key industrials sector contributors included the Netherlands’ Randstad Holding and Switzerland’s Adecco, both in the professional services industry. Other positions that helped relative results included Norway’s Telenor in the telecommunication services sector, the U.K.’s Kingfisher in the consumer discretionary sector and India’s Reliance Industries4 in the energy sector.6

3. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

4. This holding is not an index component.

5. The utilities sector comprises electric utilities and multi-utilities in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

Detractors from relative performance included stock selection and underweighted allocations in the materials and financials sectors.7 In the materials sector, Canadian mining company Barrick Gold4 and Finnish paper products manufacturer UPM-Kymmene hurt results, while in the financials sector, insurers ACE4 and Swiss Reinsurance underperformed. Other key detractors were France Telecom, French media and telecommunications conglomerate Vivendi, and U.K. mobile telecommunications company Vodafone Group. In the health care sector, Swiss biotechnology and chemicals company Lonza Group and Japan’s Takeda Pharmaceuticals also hindered results.8

From a geographic perspective, the Fund’s exposure to Asia boosted relative performance, as our investments in non-index components Taiwan and South Korea outperformed the benchmark index. Our sizable underweighting in Japan was also beneficial. In contrast, the Fund’s underweighted allocation to Australia, which performed well, was a drag on performance, as was stock selection in Europe, particularly in France and Sweden.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

7. The materials sector comprises containers and packaging, and metals and mining in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

8. The health care sector comprises health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/09

Company Sector/Industry, Country	% of Total Net Assets
Vodafone Group PLC, ADR	3.0%
Wireless Telecommunication Services, U.K.
Telenor ASA	2.7%
Diversified Telecommunication Services, Norway
Samsung Electronics Co. Ltd.	2.3%
Semiconductors & Semiconductor Equipment, South Korea
Siemens AG	2.2%
Industrial Conglomerates, Germany
Sanofi-Aventis	2.2%
Pharmaceuticals, France
Total SA, B	2.2%
Oil, Gas & Consumable Fuels, France
Statoil ASA	2.1%
Oil, Gas & Consumable Fuels, Norway
Adecco SA	2.1%
Professional Services, Switzerland
GlaxoSmithKline PLC	2.0%
Pharmaceuticals, U.K.
ING Groep NV	2.0%
Diversified Financial Services, Netherlands

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,256.60	$5.69
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.95	$20.57	$19.00	$15.84	$14.53

Income from investment operations[a]:
Net investment income[b]	0.25	0.45	0.45	0.46	0.30
Net realized and unrealized gains (losses)	3.39	(8.01)	2.46	2.94	1.20

Total from investment operations	3.64	(7.56)	2.91	3.40	1.50

Less distributions from:
Net investment income	(0.43)	(0.45)	(0.44)	(0.24)	(0.19)
Net realized gains	(0.48)	(1.61)	(0.90)	—	—

Total distributions	(0.91)	(2.06)	(1.34)	(0.24)	(0.19)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$13.68	$10.95	$20.57	$19.00	$15.84

Total return[d]	37.34%	(40.23)%	15.79%	21.70%	10.48%
Ratios to average net assets
Expenses[e]	0.78%	0.77%	0.75%	0.75%	0.77%
Net investment income	2.28%	2.82%	2.22%	2.63%	2.03%

Supplemental data
Net assets, end of year (000’s)	$318,173	$262,725	$531,377	$594,991	$531,775
Portfolio turnover rate	22.50%	18.27%	26.74%	18.97% [f]	14.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.76	$20.25	$18.73	$15.63	$14.35

Income from investment operations[a]:
Net investment income[b]	0.22	0.40	0.38	0.40	0.26
Net realized and unrealized gains (losses)	3.34	(7.89)	2.44	2.91	1.19

Total from investment operations	3.56	(7.49)	2.82	3.31	1.45

Less distributions from:
Net investment income	(0.39)	(0.39)	(0.40)	(0.21)	(0.17)
Net realized gains	(0.48)	(1.61)	(0.90)	—	—

Total distributions	(0.87)	(2.00)	(1.30)	(0.21)	(0.17)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$13.45	$10.76	$20.25	$18.73	$15.63

Total return[d]	37.04%	(40.38)%	15.46%	21.44%	10.17%
Ratios to average net assets
Expenses[e]	1.03%	1.02%	1.00%	1.00%	1.02%
Net investment income	2.03%	2.57%	1.97%	2.38%	1.78%

Supplemental data
Net assets, end of year (000’s)	$2,010,268	$1,702,038	$3,255,154	$2,941,374	$2,232,990
Portfolio turnover rate	22.50%	18.27%	26.74%	18.97% [f]	14.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.70	$20.18	$18.68	$15.60	$14.35

Income from investment operations[a]:
Net investment income[b]	0.25	0.39	0.37	0.37	0.25
Net realized and unrealized gains (losses)	3.30	(7.84)	2.45	2.94	1.18

Total from investment operations	3.55	(7.45)	2.82	3.31	1.43

Less distributions from:
Net investment income	(0.40)	(0.42)	(0.42)	(0.23)	(0.18)
Net realized gains	(0.48)	(1.61)	(0.90)	—	—

Total distributions	(0.88)	(2.03)	(1.32)	(0.23)	(0.18)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$13.37	$10.70	$20.18	$18.68	$15.60

Total return[d]	37.20%	(40.39)%	15.45%	21.46%	10.13%
Ratios to average net assets
Expenses[e]	1.03%	1.02%	1.00%	1.00%	1.02%
Net investment income	2.03%	2.57%	1.97%	2.38%	1.78%

Supplemental data
Net assets, end of year (000’s)	$115,364	$271,061	$313,505	$150,417	$47,462
Portfolio turnover rate	22.50%	18.27%	26.74%	18.97% [f]	14.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.21	0.15
Net realized and unrealized gains (losses)	3.37	(6.08)

Total from investment operations	3.58	(5.93)

Less distributions from:
Net investment income	(0.42)	(0.45)
Net realized gains	(0.48)	(1.61)

Total distributions	(0.90)	(2.06)

Redemption fees[d]	—	—

Net asset value, end of year	$13.59	$10.91

Total return[e]	36.84%	(35.15)%
Ratios to average net assets[f]
Expenses[g]	1.13%	1.12%
Net investment income	1.93%	2.47%

Supplemental data
Net assets, end of year (000’s)	$48,501	$14,287
Portfolio turnover rate	22.50%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 96.3%
Aerospace & Defense 1.4%
BAE Systems PLC	United Kingdom	3,375,990	$ 19,543,796
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	700,030	15,477,663

			35,021,459

Air Freight & Logistics 0.8%
Deutsche Post AG	Germany	1,087,912	21,101,303

Automobiles 1.9%
Bayerische Motoren Werke AG	Germany	354,040	16,217,298
Toyota Motor Corp., ADR	Japan	380,380	32,012,781

			48,230,079

Capital Markets 0.4%
[a]KKR & Co. (Guernsey) LP	United States	1,155,000	9,817,500

Commercial Banks 3.1%
DBS Group Holdings Ltd.	Singapore	2,585,520	28,329,426
[a]KB Financial Group Inc., ADR	South Korea	793,291	40,338,847
Mitsubishi UFJ Financial Group Inc.	Japan	1,571,600	7,639,957

			76,308,230

Commercial Services & Supplies 0.6%
Brambles Ltd.	Australia	2,375,538	14,452,851

Communications Equipment 1.1%
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	2,929,600	26,923,024

Computers & Peripherals 2.1%
Compal Electronics Inc.	Taiwan	12,981,833	17,997,633
Lite-On Technology Corp.	Taiwan	22,930,764	34,442,739

			52,440,372

Containers & Packaging 0.5%
Rexam PLC	United Kingdom	2,609,190	12,217,819

Diversified Financial Services 2.0%
[a]ING Groep NV	Netherlands	5,078,534	50,160,708

Diversified Telecommunication Services 10.7%
China Telecom Corp. Ltd., H	China	73,292,357	30,626,312
Chunghwa Telecom Co. Ltd., ADR	Taiwan	641,569	11,913,936
France Telecom SA	France	1,868,953	46,630,704
Singapore Telecommunications Ltd.	Singapore	20,278,000	44,869,854
Telefonica SA, ADR	Spain	593,854	49,598,686
Telekom Austria AG	Austria	1,155,630	16,459,555
[a]Telenor ASA	Norway	4,844,334	67,737,436

			267,836,483

Electric Utilities 2.0%
E.ON AG	Germany	519,730	21,656,895
Iberdrola SA	Spain	2,862,677	27,332,188

			48,989,083

Electrical Equipment 0.4%
Shanghai Electric Group Co. Ltd.	China	22,524,000	10,428,719

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Electronic Equipment, Instruments & Components 1.3%
[a]Flextronics International Ltd.	Singapore	4,284,910	$31,322,692

Energy Equipment & Services 0.7%
Aker Solutions ASA	Norway	1,386,290	18,044,921

Food Products 3.3%
Nestle SA	Switzerland	900,480	43,669,126
Unilever PLC	United Kingdom	1,170,483	37,680,111

			81,349,237

Health Care Providers & Services 0.5%
Celesio AG	Germany	440,310	11,219,016

Hotels, Restaurants & Leisure 0.7%
[a]Autogrill SpA	Italy	1,429,290	18,045,343

Industrial Conglomerates 3.1%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	22,566,808
Siemens AG	Germany	598,694	55,165,127

			77,731,935

Insurance 7.0%
ACE Ltd.	United States	351,869	17,734,197
Aviva PLC	United Kingdom	4,759,280	30,519,086
AXA SA	France	1,750,958	41,456,004
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	215,170	33,532,517
Partnerre Ltd.	Bermuda	169,680	12,668,309
Swiss Reinsurance Co.	Switzerland	792,220	38,197,073

			174,107,186

IT Services 0.9%
Cap Gemini	France	492,960	22,559,555

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	175,440	12,372,236

Media 5.1%
British Sky Broadcasting Group PLC	United Kingdom	2,941,216	26,699,492
Pearson PLC	United Kingdom	3,409,246	49,120,519
Reed Elsevier NV	Netherlands	1,742,483	21,453,280
Vivendi SA	France	980,449	29,185,030

			126,458,321

Metals & Mining 1.1%
Barrick Gold Corp.	Canada	663,561	26,172,515

Multi-Utilities 1.0%
GDF Suez	France	602,301	26,110,631

Multiline Retail 0.5%
Marks & Spencer Group PLC	United Kingdom	2,029,740	13,166,607

Oil, Gas & Consumable Fuels 11.4%
BP PLC	United Kingdom	4,406,715	42,757,505
Gazprom, ADR	Russia	1,132,600	28,371,630
Reliance Industries Ltd.	India	862,000	20,234,062
Royal Dutch Shell PLC, B	United Kingdom	1,116,613	32,672,380
Sasol, ADR	South Africa	971,480	38,800,911

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil ASA	Norway	2,120,780	$52,979,253
Talisman Energy Inc.	Canada	752,500	14,095,728
Total SA, B	France	846,266	54,518,496

			284,429,965

Pharmaceuticals 8.2%
GlaxoSmithKline PLC	United Kingdom	2,394,405	51,032,491
Merck KGaA	Germany	276,540	25,611,702
Novartis AG	Switzerland	551,140	30,082,027
Roche Holding AG	Switzerland	152,830	25,955,189
Sanofi-Aventis	France	697,965	55,010,559
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	17,360,387

			205,052,355

Professional Services 4.7%
Adecco SA	Switzerland	956,590	52,720,340
Hays PLC	United Kingdom	10,335,597	17,295,578
[a]Randstad Holding NV	Netherlands	931,390	46,530,016

			116,545,934

Real Estate Management & Development 1.3%
Cheung Kong (Holdings) Ltd.	Hong Kong	2,483,922	32,131,418

Semiconductors & Semiconductor Equipment 5.3%
[a]Infineon Technologies AG	Germany	4,811,535	26,723,392
Samsung Electronics Co. Ltd.	South Korea	83,750	57,385,889
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	23,992,526	48,375,052

			132,484,333

Software 4.6%
[a]Check Point Software Technologies Ltd.	Israel	792,311	26,843,497
Nintendo Co. Ltd.	Japan	143,700	34,062,680
The Sage Group PLC	United Kingdom	2,045,770	7,286,268
SAP AG, ADR	Germany	1,002,230	46,914,386

			115,106,831

Specialty Retail 2.8%
Kingfisher PLC	United Kingdom	11,676,836	43,267,156
USS Co. Ltd.	Japan	431,520	26,268,049

			69,535,205

Textiles, Apparel & Luxury Goods 0.5%
Yue Yuen Industrial Holdings Ltd.	Hong Kong	3,874,500	11,243,181

Wireless Telecommunication Services 4.8%
Mobile TeleSystems, ADR	Russia	316,030	15,450,707
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,669,150	29,193,433
Vodafone Group PLC, ADR	United Kingdom	3,266,090	75,414,018

			120,058,158

Total Common Stocks and Other Equity Interests (Cost $2,255,951,404)			2,399,175,205

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Preferred Stocks (Cost $5,545,353) 1.5%
Metals & Mining 1.5%
Vale SA, ADR, pfd., A	Brazil	1,548,762	$38,440,273

Total Investments before Short Term Investments (Cost $2,261,496,757)			2,437,615,478

Short Term Investments (Cost $55,464,638) 2.2%
Money Market Funds 2.2%
[b]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	55,464,638	55,464,638

Total Investments (Cost $2,316,961,395) 100.0%			2,493,080,116
Other Assets, less Liabilities 0.0%[c]			(774,496)

Net Assets 100.0%			$2,492,305,620

See Abbreviations on page TF-24.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

cRounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,261,496,757
Cost - Sweep Money Fund (Note 7)	55,464,638

Total cost of investments	$2,316,961,395

Value - Unaffiliated issuers	$2,437,615,478
Value - Sweep Money Fund (Note 7)	55,464,638

Total value of investments	2,493,080,116
Cash	68,387
Receivables:
Capital shares sold	1,154,445
Dividends	6,051,755
Other assets	350

Total assets	2,500,355,053

Liabilities:
Payables:
Investment securities purchased	25,188
Capital shares redeemed	3,362,500
Affiliates	2,435,174
Reports to shareholders	466,748
Deferred tax	1,550,561
Accrued expenses and other liabilities	209,262

Total liabilities	8,049,433

Net assets, at value	$2,492,305,620

Net assets consist of:
Paid-in capital	$2,575,812,281
Undistributed net investment income	45,063,070
Net unrealized appreciation (depreciation)	174,631,468
Accumulated net realized gain (loss)	(303,201,199)

Net assets, at value	$2,492,305,620

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$318,172,632

Shares outstanding	23,261,868

Net asset value and maximum offering price per share	$13.68

Class 2:
Net assets, at value	$2,010,267,713

Shares outstanding	149,492,367

Net asset value and maximum offering price per share	$13.45

Class 3:
Net assets, at value	$115,364,346

Shares outstanding	8,631,616

Net asset value and maximum offering price per share[a]	$13.37

Class 4:
Net assets, at value	$48,500,929

Shares outstanding	3,568,015

Net asset value and maximum offering price per share	$13.59

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $6,385,391)
Unaffiliated issuers	$69,318,538
Sweep Money Fund (Note 7)	120,719

Total investment income	69,439,257

Expenses:
Management fees (Note 3a)	14,398,241
Administrative fees (Note 3b)	2,275,940
Distribution fees: (Note 3c)
Class 2	4,382,816
Class 3	495,346
Class 4	105,558
Unaffiliated transfer agent fees	5,239
Custodian fees (Note 4)	352,271
Reports to shareholders	438,443
Professional fees	98,345
Trustees’ fees and expenses	15,510
Other	93,345

Total expenses	22,661,054
Expense reductions (Note 4)	(512)

Net expenses	22,660,542

Net investment income	46,778,715

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(271,485,203)
Foreign currency transactions	(1,095,768)

Net realized gain (loss)	(272,580,971)

Net change in unrealized appreciation (depreciation) on:
Investments	931,843,371
Translation of other assets and liabilities denominated in foreign currencies	168,773
Change in deferred taxes on unrealized appreciation	(1,550,561)

Net change in unrealized appreciation (depreciation)	930,461,583

Net realized and unrealized gain (loss)	657,880,612

Net increase (decrease) in net assets resulting from operations	$704,659,327

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$46,778,715	$84,658,819
Net realized gain (loss) from investments and foreign currency transactions	(272,580,971)	63,949,798
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	930,461,583	(1,758,879,925)

Net increase (decrease) in net assets resulting from operations	704,659,327	(1,610,271,308)

Distributions to shareholders from:
Net investment income:
Class 1	(10,082,097)	(10,823,949)
Class 2	(60,860,305)	(60,137,896)
Class 3	(10,601,203)	(8,627,614)
Class 4	(654,024)	(47,077)
Net realized gains:
Class 1	(11,279,713)	(39,165,092)
Class 2	(75,080,881)	(246,128,397)
Class 3	(12,814,465)	(33,305,113)
Class 4	(749,197)	(170,343)

Total distributions to shareholders	(182,121,885)	(398,405,481)

Capital share transactions: (Note 2)
Class 1	(11,544,985)	(20,239,535)
Class 2	(118,629,302)	(11,580,062)
Class 3	(174,980,330)	173,017,254
Class 4	24,793,775	17,522,726

Total capital share transactions	(280,360,842)	158,720,383

Redemption fees	18,230	31,545

Net increase (decrease) in net assets	242,194,830	(1,849,924,861)
Net assets:
Beginning of year	2,250,110,790	4,100,035,651

End of year	$2,492,305,620	$2,250,110,790

Undistributed net investment income included in net assets:
End of year	$45,063,070	$80,222,837

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	984,005	$11,607,893	1,086,211	$16,606,956
Shares issued in reinvestment of distributions	2,337,178	21,361,810	2,996,945	49,989,041
Shares redeemed	(4,055,131)	(44,514,688)	(5,914,630)	(86,835,532)

Net increase (decrease)	(733,948)	$(11,544,985)	(1,831,474)	$(20,239,535)

Class 2 Shares:
Shares sold	17,636,013	$191,261,657	18,662,528	$282,933,070
Shares issued in reinvestment of distributions	15,030,410	135,423,993	18,582,156	305,119,000
Shares redeemed	(41,328,787)	(445,314,952)	(39,817,365)	(599,632,132)

Net increase (decrease)	(8,662,364)	$(118,629,302)	(2,572,681)	$(11,580,062)

Class 3 Shares:
Shares sold	2,721,038	$28,784,908	8,547,568	$149,148,052
Shares issued in reinvestment of distributions	2,619,202	23,415,667	2,567,834	41,932,727
Shares redeemed	(22,034,601)	(227,180,905)	(1,325,100)	(18,063,525)

Net increase (decrease)	(16,694,361)	$(174,980,330)	9,790,302	$173,017,254

Class 4 Shares:
Shares sold	2,965,551	$33,480,588	1,321,338	$17,596,379
Shares issued on reinvestment of distributions	154,031	1,403,220	13,018	216,877
Shares redeemed	(860,936)	(10,090,033)	(24,987)	(290,530)

Net increase (decrease)	2,258,646	$24,793,775	1,309,369	$17,522,726

[a]	For the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	over $200 million, up to and including $1.3 billion
0.600%	over $1.3 billion, up to and including $10 billion
0.580%	over $10 billion, up to and including $15 billion
0.560%	over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	over $200 million, up to and including $700 million
0.100%	over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $300,458,970 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $2,300,196.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$82,201,258	$109,101,243
Long term capital gain	99,920,627	289,304,238

	$182,121,885	$398,405,481

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,317,403,432

Unrealized appreciation	$412,350,953
Unrealized depreciation	(236,674,269)

Net unrealized appreciation (depreciation)	$175,676,684

Distributable earnings – undistributed ordinary income	$45,063,070

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $484,149,676 and $828,657,231, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2009, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

Under Section 825(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $99,920,627 as a long term capital gain dividend for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2010 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL BOND SECURITIES FUND

(TEMPLETON GLOBAL INCOME SECURITIES FUND BEFORE MAY 1, 2009)

We are pleased to bring you Templeton Global Bond Securities Fund’s annual report for the fiscal year ended December 31, 2009.

Performance Summary as of 12/31/09

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/09

	1-Year	5-Year	10-Year
Average Annual Total Return	+18.69%	+8.87%	+10.73%

*Class 3 performance prior to 4/1/05 reflects historical Class 2 performance. Both Class 2 and Class 3 performance reflects an additional 12b-1 fee expense of 0.25%, which also affects future performance. Since 4/1/05 (effective date), the average annual total return of Class 3 shares was +9.91%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/00–12/31/09)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Bond Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity. The Fund normally invests at least 40% of its net assets in foreign securities, and may invest a portion of its total assets in bonds rated below investment grade and a significant portion of its assets in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the JPM GGBI, which had a +1.90% total return in U.S. dollar terms for the year under review, and the Citigroup WGBI, which had a +2.55% total return for the same period.1

Economic and Market Overview

After a dismal beginning, 2009 ended on a positive note for global financial markets. The extreme pessimism present at the height of the crisis early in the year subsided, fueling a general rally across risk assets. As the differences between economic conditions around the world became clearer later in the year, markets began to differentiate between currencies and securities.

During the first quarter of the year, as the financial crisis reached its height, nearly all currencies sold off against the U.S. dollar, the Japanese yen and the Swiss franc, and sovereign credit spreads remained at historically wide levels. For much of the rest of the year, currency and credit exposures had a broad-based rally as the U.S. dollar fell indiscriminately and sovereign credit spreads declined from distressed levels. At year-end, particularly in December, the market began to price in a higher degree of differentiation. The indiscriminate rally lost steam and many assets traded sideways.

The U.S. labor market remained quite weak although it showed signs of improving toward the end of the year. The unemployment rate reached an almost 20-year high of 10.2% in October before declining to 10.0% in November.2 The housing market also showed signs of stabilizing as pending home sales recorded gains in September and October and in some areas, home prices increased each month since May. In the

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

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1. Source: © 2009 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

eurozone, third quarter gross domestic product improved relative to the second quarter but contracted 4.1% in annualized terms.3 A recovery in global trade, rebuilding of inventories and government spending in the third quarter helped offset weakness in private consumption and investment.

The Dubai World debt standstill and Greece credit downgrade grabbed headlines toward the end of the period, but other overleveraged credits also suffered. Investors recognized that these economies faced very difficult economic outlooks even as the global economy began to recover. In contrast, data from Asian emerging markets as well as certain developed and Latin American countries confirmed their economies were improving. Some economies experienced robust domestic demand, but others lacked sustainable growth drivers and continued to struggle with deleveraging. This differentiation favored some currencies and drove interest rates higher in certain economies.

One important outcome from the recognition of economic differentiation in December was the U.S. dollar’s rise against the Japanese yen. In December, a more optimistic outlook for the U.S. economy led government bond yields to rise. At the same time, Japanese domestic demand remained very weak, the economy was still in deflation, and prospects for interest rate hikes appeared remote. This led to an increase in the interest rate differential between the U.S. and Japan, which favored the U.S. dollar.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return for the reporting period was influenced by various factors, including interest rate developments, currency movements, and exposure to sovereign debt markets.

3. Source: Eurostat.

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During the year under review, market volatility enabled us to build positions in currencies such as the Brazilian real and South Korean won at levels not reached since previous crises, even though their underlying fundamentals were much stronger than those in past periods. We sought to capitalize on similar opportunities in duration and sovereign credit exposures. We felt the positions we built at distressed levels had strong underlying fundamentals and they provided the base for the Fund’s double-digit returns. More importantly, this meant that we were not exposed to the blowups that took place in specific markets.

Interest Rate Strategy

In the beginning of 2009, developed economies undertook their final interest rate cuts to counter the global recession. Although target interest rates fell 150 basis points (100 basis points equal one percentage point) in the eurozone and the U.K. during the year, and were unchanged at historical lows in the U.S. and Japan, government bond yields rose across the majority of developed economies as the economic outlook improved and high fiscal deficits led to increased government bond issuance. Despite policymakers’ efforts to reassure markets they would maintain historically loose monetary policy for an extended period, attention increasingly shifted to how monetary stimulus eventually would be unwound. This led to steepening yield curves in developed countries. Even in an environment of generally rising government bond yields, the Fund’s duration exposure contributed positively to relative and absolute returns largely through its selective duration exposure in countries like Indonesia and Chile and lack of exposure to U.S. Treasuries and Japanese government bonds. Government bond yields in these nondeveloped economies had lagged the rally in core developed government bonds. The Fund sought to take advantage of this risk aversion-fueled underperformance to build positions in economies we feel have strong fundamentals that could allow for significant monetary policy easing to cushion the impact of the global recession. Toward period-end, we took profits in several such duration positions where interest rates had fallen to historical lows, and where we viewed an economic recovery as being likely, such as in South Korea and Chile. However, we continued to see the potential for lower long-term government bond yields in a select few credits such as Indonesia and Brazil, where we believed aggressive interest rate hikes were already priced in and where improved monetary and fiscal policy would likely lower the risk premium embedded in long-term government bonds.

Currency Breakdown

Templeton Global Bond Securities Fund

12/31/09

% of Total Net Assets

Americas	60.5%
U.S. Dollar	41.4%
Mexican Peso	7.0%
Brazilian Real	5.6%
Chilean Peso	4.9%
Peruvian Nuevo Sol	1.6%

Asia Pacific	32.7%
South Korean Won	14.1%
Malaysian Ringgit	10.4%
Australian Dollar	7.6%
Indonesian Rupiah	6.9%
Indian Rupee	6.0%
Philippine Peso	4.7%
Chinese Yuan	4.1%
Sri Lankan Rupee	1.8%
New Zealand Dollar*	-8.8%
Japanese Yen*	-14.1%

Europe	4.2%
Swedish Krona	9.4%
Polish Zloty	6.6%
Norwegian Krone	5.0%
Euro*	-16.8%

Middle East & Africa	2.6%
Israeli New Shekel	2.6%

*Euro = -16.8%, Japanese yen = -14.1% and New Zealand dollar = -8.8% due to forward exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

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Currency Strategy

The Fund’s diverse, actively managed currency exposure provided strong returns during the year. The U.S. dollar fell 5.87% against its major trading partners due to the recovery in risk appetite and exceptionally loose monetary and fiscal policy.4 The U.S. dollar weakened against the majority of Latin American currencies as these countries benefited from improved economic outlooks and prospects for economic recoveries before those in the developed world. The Fund benefited from its Brazilian real position as the real appreciated 33.78% versus the U.S. dollar during the year.5 Brazil’s domestic demand-led economy was the most resilient among the large regional economies. Outside of Brazil, the Fund also benefited from exposures to the Mexican peso and Chilean peso.

The Fund’s net negative euro exposure benefited relative performance as well. Our analysis indicated the euro was overvalued near its peak in 2008. The market had priced in a situation where the U.S. would suffer a recession but Europe would decouple, which we considered unlikely. Despite large swings in the euro’s value during the year, it closed only 3.22% stronger against the U.S. dollar.5 Eurozone economic recovery began, although the pace moderated in the fourth quarter. Given the eurozone’s relatively slow recovery, investors became concerned regarding the sustainability of debt dynamics of some of the less developed eurozone countries such as Greece. Differentiation was also present in non-euro European countries, as Scandinavian and Polish economies were relatively strong and the Fund’s exposure to these peripheral currencies benefited its relative performance. Norway was one of the first economies to begin tightening monetary policy with interest rate hikes in October and December. Israel also increased interest rates, although our recently added exposure to the shekel detracted marginally. The outlook for strong recoveries in these economies made the exceptionally loose monetary policy inappropriate well ahead of the U.K. or eurozone.

Asian currencies benefited the Fund’s relative and absolute returns. We believe recent economic data, such as accelerating economic activity and resilient domestic demand, largely confirmed our view that the

4. Source: Federal H10 Report.

5. Source: IDC/Exshare.

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region would likely continue to show strong growth relative to other parts of the world. Inflation remained low throughout the region even as gaps between supply and demand began to close. This allowed governments to generally maintain their stimulus policies. However, there were some signs that policymakers were beginning to lean toward tightening as several countries took steps to limit property price appreciation, and Australia raised interest rates. The Fund’s returns benefited from large exposures to the South Korean won and Indonesian rupiah, which appreciated 8.16% and 16.02% against the U.S. dollar.5 We added to these positions at distressed levels early in the year, and then benefited as the market priced in what we considered more appropriate valuations based on their robust fundamentals. Such gains were only partially offset by losses from our negative exposures to the New Zealand dollar and Singapore dollar. We added these positions as partial risk hedges during the year in case of a return of risk aversion, which did not materialize. The correlation between the interest rate differential and exchange rate of the U.S. with Japan has been strong historically, and we expect it to continue going forward due to large portfolio flows and corporate hedging activities. Thus, we positioned the Fund to benefit if government bond yields rise in the U.S. through a net negative exposure to the Japanese yen. This strategy contributed strongly toward the end of the year, but yen exposure for the year as a whole still marginally detracted.

Global Sovereign Debt Strategy

The Fund’s outperformance during the period benefited significantly from its sovereign credit exposure, an area where we had very little exposure before the sell-off in 2008. Valuations for credit exposure improved significantly during the crisis, allowing us to add exposure to countries with strong underlying fundamentals at distressed levels. Emerging sovereign credit provided exceptionally strong returns during the year as spreads compressed from the historically high levels at the height of the crisis. Despite this exceptional performance, we found what we considered attractive opportunities as relative fundamentals continued to favor emerging markets. Emerging markets, especially in Asia, experienced stronger relative growth as they were not plagued to the same extent by the causes of the financial crisis, particularly an overreliance on leverage. They remained creditors to the rest of the world and received increasing capital inflows due to higher available returns. Their better outlooks also meant that policy responses did not need to be as aggressive, which led to lower government deficits and smaller increases in public debt burdens relative to the developed world.

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Furthermore, a slower growth environment reopened the need for financing by some sovereigns with solid credit fundamentals. These sovereigns had not come to the markets in several years and could provide additional investment opportunities.

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2009, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 3

TGB-8

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Fund-Level Expenses Incurred During Period* 7/1/09–12/31/09
Actual	$1,000	$1,105.20	$4.09
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (0.77%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 1	2009		2008		2007		2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.42		$17.00		$15.73		$14.36	$15.80

Income from investment operations[a]:
Net investment income[b]	0.99		0.80		0.77		0.61	0.57
Net realized and unrealized gains (losses)	2.01		0.27		0.97		1.24	(1.03)

Total from investment operations	3.00		1.07		1.74		1.85	(0.46)

Less distributions from net investment income and net foreign currency gains	(2.70)		(0.65)		(0.47)		(0.48)	(0.98)

Redemption fees[c]	—		—		—		—	—

Net asset value, end of year	$17.72		$17.42		$17.00		$15.73	$14.36

Total return[d]	18.98%		6.46%		11.27%		13.14%	(2.91)%
Ratios to average net assets
Expenses before expense reduction	0.54%		0.58%		0.64%		0.80%	0.78%
Expenses net of expense reduction	0.54%	[e]	0.58%	[e]	0.64%	[e]	0.72%	0.74%
Net investment income	5.73%		4.66%		4.70%		4.09%	3.81%

Supplemental data
Net assets, end of year (000’s)	$195,662		$220,588		$137,700		$75,843	$53,115
Portfolio turnover rate	20.84%		28.46%		47.33%		30.65%	30.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 2	2009		2008		2007		2006	2005

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.10		$16.72		$15.50		$14.19	$15.64

Income from investment operations[a]:
Net investment income[b]	0.93		0.74		0.72		0.57	0.52
Net realized and unrealized gains (losses)	1.98		0.27		0.96		1.21	(1.00)

Total from investment operations	2.91		1.01		1.68		1.78	(0.48)

Less distributions from net investment income and net foreign currency gains	(2.67)		(0.63)		(0.46)		(0.47)	(0.97)

Redemption fees[c]	—		—		—		—	—

Net asset value, end of year	$17.34		$17.10		$16.72		$15.50	$14.19

Total return[d]	18.68%		6.21%		11.00%		12.77%	(3.08)%
Ratios to average net assets
Expenses before expense reduction	0.79%		0.83%		0.89%		1.05%	1.03%
Expenses net of expense reduction	0.79%	[e]	0.83%	[e]	0.89%	[e]	0.97%	0.99%
Net investment income	5.48%		4.41%		4.45%		3.84%	3.56%

Supplemental data
Net assets, end of year (000’s)	$1,262,783		$793,881		$480,649		$205,768	$61,255
Portfolio turnover rate	20.84%		28.46%		47.33%		30.65%	30.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 3	2009		2008		2007		2006	2005[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.08		$16.70		$15.49		$14.18	$15.27

Income from investment operations[b]:
Net investment income[c]	0.93		0.74		0.72		0.58	0.38
Net realized and unrealized gains (losses)	1.98		0.27		0.95		1.21	(0.50)

Total from investment operations	2.91		1.01		1.67		1.79	(0.12)

Less distributions from net investment income and net foreign currency gains	(2.66)		(0.63)		(0.46)		(0.48)	(0.97)

Redemption fees[d]	—		—		—		—	—

Net asset value, end of year	$17.33		$17.08		$16.70		$15.49	$14.18

Total return[e]	18.69%		6.21%		11.03%		12.84%	(0.80)%
Ratios to average net assets[f]
Expenses before expense reduction	0.79%		0.83%		0.89%		1.05%	1.03%
Expenses net of expense reduction	0.79%	[g]	0.83%	[g]	0.89%	[g]	0.97%	0.99%
Net investment income	5.48%		4.41%		4.45%		3.84%	3.56%

Supplemental data
Net assets, end of year (000’s)	$143,264		$128,155		$91,162		$35,572	$5,769
Portfolio turnover rate	20.84%		28.46%		47.33%		30.65%	30.28%

aFor the period April 1, 2005 (effective date) to December 31, 2005.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 4	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.93	0.66
Net realized and unrealized gains (losses)	2.00	(0.64)

Total from investment operations	2.93	0.02

Less distributions from net investment income and net foreign currency gains	(2.69)	(0.65)

Redemption fees[d]	—	—

Net asset value, end of year	$17.61	$17.37

Total return[e]	18.58%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.89%	0.93%
Net investment income	5.38%	4.31%

Supplemental data
Net assets, end of year (000’s)	$108,910	$43,069
Portfolio turnover rate	20.84%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities 92.6%
Argentina 2.2%
[b,c]Government of Argentina, senior bond, FRN, 0.943%, 8/03/12	107,485,000		$37,028,582

Australia 9.3%
Government of Australia, TB123, 5.75%, 4/15/12	43,700,000	AUD	40,128,944
New South Wales Treasury Corp., 6.00%, 5/01/12	13,180,000	AUD	12,067,978
senior note, 5.50%, 3/01/17	32,225,000	AUD	27,977,586
Queensland Treasury Corp., 11, 6.00%, 6/14/11	22,050,000	AUD	20,148,919
13, 6.00%, 8/14/13	24,450,000	AUD	22,354,307
17, 6.00%, 9/14/17	13,160,000	AUD	11,735,449
[d]144A, 7.125%, 9/18/17	33,340,000	NZD	25,125,567

			159,538,750

Austria 0.0%[e]
[d]Government of Austria, senior bond, 144A, 5.00%, 7/15/12	400,000	EUR	617,510

Brazil 4.6%
Nota Do Tesouro Nacional, 10.00%, 1/01/12	38,245	[f] BRL	21,251,165
10.00%, 1/01/14	7,100	[f] BRL	3,751,428
10.00%, 1/01/17	22,490	[f] BRL	11,070,574
[g]Index Linked, 6.00%, 5/15/11	2,055	[f] BRL	2,209,735
[g]Index Linked, 6.00%, 5/15/15	27,735	[f] BRL	28,823,766
[g]Index Linked, 6.00%, 5/15/45	10,825	[f] BRL	10,933,107

			78,039,775

Canada 2.5%
Province of Manitoba, 6.375%, 9/01/15	39,310,000	NZD	28,369,975
Province of Ontario, 6.25%, 6/16/15	20,165,000	NZD	14,806,671

			43,176,646

France 1.8%
Government of France, 4.25%, 10/25/17	20,450,000	EUR	31,243,208

Germany 1.0%
KfW Bankengruppe, senior note, 6.375%, 2/17/15	8,730,000	NZD	6,489,576
Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16	137,707,000	MXN	10,694,959

			17,184,535

Hungary 1.9%
Government of Hungary, 3.50%, 7/18/16	1,055,000	EUR	1,407,794
4.375%, 7/04/17	5,380,000	EUR	7,519,915
5.75%, 6/11/18	13,795,000	EUR	20,458,136
senior note, 3.875%, 2/24/20	3,120,000	EUR	3,943,059

			33,328,904

Indonesia 8.9%
Government of Indonesia, FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,782,429
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	18,714,896
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	25,631,742
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	8,247,692
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	3,470,192
FR37, 12.00%, 9/15/26	8,230,000,000	IDR	960,531
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	630,664

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia (continued)
FR40, 11.00%, 9/15/25	61,856,000,000	IDR	$6,727,044
FR42, 10.25%, 7/15/27	88,574,000,000	IDR	9,068,853
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	7,105,911
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	451,307
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	22,256,915
FR47, 10.00%, 2/15/28	61,737,000,000	IDR	6,190,079
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,705,465
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	3,744,588
[d]senior bond, 144A, 8.50%, 10/12/35	9,119,000		10,995,979
[d]senior bond, 144A, 6.625%, 2/17/37	2,240,000		2,219,350
[d]senior bond, 144A, 7.75%, 1/17/38	10,980,000		12,238,125
[d]senior note, 144A, 11.625%, 3/04/19	6,410,000		9,300,910

			151,442,672

Iraq 0.4%
Government of Iraq,
[d]144A, 5.80%, 1/15/28	5,055,000		3,917,625
[h]Reg S, 5.80%, 1/15/28	3,440,000		2,666,000

			6,583,625

Israel 1.6%
Government of Israel, 2680, 7.00%, 4/29/11	99,205,000	ILS	27,729,580

Lithuania 1.2%
[d]Government of Lithuania, 144A, 6.75%, 1/15/15	19,480,000		19,956,286

Malaysia 3.2%
Government of Malaysia, 3.869%, 4/13/10	1,690,000	MYR	496,261
3.756%, 4/28/11	106,560,000	MYR	31,674,711
3.833%, 9/28/11	3,660,000	MYR	1,091,597
3.461%, 7/31/13	12,600,000	MYR	3,690,089
3.814%, 2/15/17	18,885,000	MYR	5,426,680
4.24%, 2/07/18	44,360,000	MYR	13,018,054

			55,397,392

Mexico 8.3%
Government of Mexico, 7.25%, 12/15/16	250,000[i]	MXN	1,868,499
[d]144A, 7.50%, 3/08/10	450,000	EUR	651,915
M 10, 8.00%, 12/17/15	726,000[i]	MXN	5,675,637
M 10, 7.75%, 12/14/17	4,473,000[i]	MXN	33,961,062
M 20, 10.00%, 12/05/24	8,569,800[i]	MXN	75,283,997
M 30, 10.00%, 11/20/36	1,755,000[i]	MXN	15,246,578
MI10, 9.00%, 12/20/12	265,000[i]	MXN	2,147,906
MI10, 8.00%, 12/19/13	794,500[i]	MXN	6,270,800

			141,106,394

Netherlands 1.1%
Government of the Netherlands, 4.50%, 7/15/17	12,280,000	EUR	19,049,696

Norway 3.0%
Government of Norway, 6.00%, 5/16/11	230,250,000	NOK	41,674,638
6.50%, 5/15/13	49,400,000	NOK	9,438,277

			51,112,915

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)
Peru 0.3%
Government of Peru, 7.84%, 8/12/20	4,945,000	PEN	$1,973,437
Sereis 7, 8.60%, 8/12/17	6,185,000	PEN	2,620,363

			4,593,800

Philippines 0.0%[e]
[h]Government of the Philippines, Reg S, 9.125%, 2/22/10	330,000	EUR	478,283

Poland 6.4%
Government of Poland, 4.75%, 4/25/12	44,940,000	PLN	15,606,799
5.75%, 4/25/14	92,590,000	PLN	32,337,410
6.25%, 10/24/15	44,730,000	PLN	15,817,394
5.75%, 9/23/22	48,750,000	PLN	16,223,675
senior note, 6.375%, 7/15/19	27,200,000		29,809,514

			109,794,792

Qatar 0.8%
[d]Government of Qatar, senior note, 144A, 6.55%, 4/09/19	12,060,000		13,402,278

Russia 4.4%
[d]Government of Russia, 144A, 7.50%, 3/31/30	66,586,780		75,116,547

South Africa 2.1%
Government of South Africa, 5.25%, 5/16/13	3,590,000	EUR	5,370,156
4.50%, 4/05/16	1,874,000	EUR	2,694,730
6.875%, 5/27/19	21,215,000		23,946,431
senior note, 6.50%, 6/02/14	805,000		881,266
senior note, 5.875%, 5/30/22	3,485,000		3,587,372

			36,479,955

South Korea 14.9%
The Export-Import Bank of Korea, 4.625%, 2/20/17	230,000	EUR	327,711
5.125%, 3/16/15	350,000		364,525
[h]Reg S, 5.25%, 2/10/14	345,000		362,556
senior note, 8.125%, 1/21/14	1,170,000		1,359,429
Government of Korea, senior bond, 5.625%, 11/03/25	730,000		740,192
Korea Deposit Insurance Corp., 07-1, 5.57%, 9/14/12	6,600,000,000	KRW	5,749,729
08-1, 5.28%, 2/15/13	880,000,000	KRW	759,298
Korea Development Bank, senior note, 8.00%, 1/23/14	3,875,000		4,469,425
Korea Treasury Bond, 0400-1206, 4.00%, 6/10/12	126,527,650,000	KRW	107,511,012
0475-1112, 4.75%, 12/10/11	77,103,490,000	KRW	66,578,948
0500-1609, 5.00%, 9/10/16	2,806,000,000	KRW	2,375,133
0525-1209, 5.25%, 9/10/12	28,539,000,000	KRW	24,892,715
0525-1303, 5.25%, 3/10/13	1,940,790,000	KRW	1,693,360
0550-1106, 5.50%, 6/10/11	19,791,570,000	KRW	17,332,135
senior note, 7.125%, 4/16/19	18,370,000		21,100,829

			255,616,997

Sri Lanka 1.8%
Government of Sri Lanka, A, 8.50%, 1/15/13	694,400,000	LKR	5,741,280
13.50%, 2/01/13	674,300,000	LKR	6,329,850
11.25%, 7/15/14	773,000,000	LKR	6,738,501
11.00%, 8/01/15	1,349,700,000	LKR	11,575,555

			30,385,186

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Foreign Government and Agency Securities (continued)
[j]Supranational 2.1%
Corporacion Andina De Fomento, 8.125%, 6/04/19	9,880,000		$11,449,932
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	5,964,896
1612/37, 6.50%, 9/10/14	7,850,000	NZD	5,876,304
Inter-American Development Bank, 6.00%, 12/15/17	575,000	NZD	411,788
senior note, 7.50%, 12/05/24	200,000,000	MXN	12,751,075

			36,453,995

Sweden 6.2%
Government of Sweden, 5.25%, 3/15/11	712,870,000	SEK	105,319,008

United Arab Emirates 0.8%
[d]Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	11,840,000		13,033,626

Venezuela 1.8%
Government of Venezuela,
10.75%, 9/19/13	13,570,000		12,145,150
[h]senior bond, Reg S, 5.375%, 8/07/10	11,235,000		11,010,300
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	10,250,000		8,338,375

			31,493,825

Total Foreign Government and Agency Securities (Cost $1,493,197,175)			1,584,704,762

Municipal Bonds 3.3%
United States and U.S. Territories 3.3%
Alabama Public Housing Authorities Capital Program Revenue, Series B, FSA Insured, 4.45%, 1/01/24	330,000		331,865
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty,
5.00%, 9/01/29	175,000		183,456
5.75%, 9/01/39	175,000		190,248
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1,
5.00%, 4/01/39	1,330,000		1,339,722
5.50%, 4/01/43	2,810,000		2,928,694
Bexar County Hospital District GO, Certificates of Obligation, 5.00%, 2/15/32	1,615,000		1,644,005
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,486,235
California State GO,
Refunding, 5.125%, 4/01/33	4,725,000		4,408,189
Refunding, 5.00%, 4/01/38	1,985,000		1,784,138
Various Purpose, 6.00%, 4/01/38	11,650,000		11,880,320
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 4.25%, 7/01/14	4,545,000		4,817,064
Hamilton County Sales Tax Revenue, sub. bond, Refunding, Series A, FSA Insured, 5.00%, 12/01/32	3,650,000		3,750,557
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	2,155,000		2,193,424
Las Vegas Valley Water District GO, Refunding, Series A, NATL Insured, 5.00%, 6/01/26	860,000		884,123
Lewisville ISD, GO, School Building, 5.00%, 8/15/26	1,200,000		1,295,556
Los Angeles USD, GO, Series I, 5.00%,
7/01/26	400,000		417,500
7/01/27	425,000		442,927
Minneapolis Health Care System Revenue, Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	1,790,000		2,001,864
MTA Revenue,
Series B, Assured Guaranty, 5.25%, 11/15/20	950,000		1,068,874
Transportation, Series A, FSA Insured, 5.50%, 11/15/21	900,000		1,036,557
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	2,400,000		2,623,944

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund	Principal Amount[a]		Value
Municipal Bonds (continued)
United States and U.S. Territories (continued)
Palomar Pomerado Health GO, Election of 2004, Series A, NATL Insured, 5.125%, 8/01/37	4,570,000		$4,284,969
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24	500,000		522,020
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, NATL Insured, 5.50%, 7/01/21	875,000		888,396
Regional Transportation District Sales Tax Revenue, Fastracks Project, Series A, AMBAC Insured, 5.00%, 11/01/27	1,290,000		1,350,566
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	1,500,000		1,665,330

Total Municipal Bonds (Cost $53,453,737)			55,420,543

Total Investments before Short Term Investments (Cost $1,546,650,912)			1,640,125,305

Short Term Investments 2.1%
Foreign Government and Agency Securities 1.1%
Israel 0.3%
[k]Israel Treasury Bill, 10/6/10	20,240,000	ILS	5,259,731

Norway 0.8%
[k]Norway Treasury Bill, 3/17/10	76,400,000	NOK	13,134,463

Total Foreign Government and Agency Securities (Cost $17,210,359)			18,394,194

Total Investments before Repurchase Agreements (Cost $1,563,861,271)			1,658,519,499

Repurchase Agreements (Cost $18,122,943) 1.0%
[l]Joint Repurchase Agreement, 0.003%, 1/04/10 (Maturity Value $18,122,949)	18,122,943		18,122,943

Banc of America Securities LLC (Maturity Value $2,129,265)

BNP Paribas Securities Corp. (Maturity Value $4,258,349)

Credit Suisse Securities (USA) LLC (Maturity Value $3,548,836)

Deutsche Bank Securities Inc. (Maturity Value $1,089,008)

HSBC Securities (USA) Inc. (Maturity Value $3,548,836)

Morgan Stanley & Co. Inc. (Maturity Value $2,838,960)

UBS Securities LLC (Maturity Value $709,695)

Collateralized by U.S. Government Agency Securities, 0.50% - 7.625%, 3/30/10 - 2/09/28;
[k]U.S. Government Agency Discount Notes, 9/21/10; [k]U.S. Treasury Bills,
8/26/10 - 12/16/10; and U.S. Treasury Notes, 0.875% - 4.25%, 5/31/11 - 11/15/14

Total Investments (Cost $1,581,984,214) 98.0%			1,676,642,442
Other Assets, less Liabilities 2.0%			33,976,648

Net Assets 100.0%			$1,710,619,090

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the aggregate value of these securities was $186,575,718, representing 10.91% of net assets.

eRounds to less than 0.1% of net assets.

fPrincipal amount is stated in 1,000 Brazilian Real Units.

gRedemption price at maturity is adjusted for inflation. See Note 1(f).

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2009, the aggregate value of these securities was $14,517,139, representing 0.85% of net assets.

iPrincipal amount is stated in 100 Mexican Peso Units.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security is traded on a discount basis with no stated coupon rate.

lSee Note 1(c) regarding joint repurchase agreement.

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

At December 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Sell	56,089,316	16,337,329		1/04/10	$—	$(41,027)
Malaysian Ringgit	JPHQ	Buy	56,089,316	16,085,264		1/04/10	293,091	—
Swedish Krona	DBAB	Sell	136,332,733	13,172,245	EUR	1/05/10	—	(186,943)
Swedish Krona	DBAB	Buy	136,332,733	12,649,755	EUR	1/05/10	934,855	—
Euro	UBSW	Sell	13,846,000	19,140,433		1/11/10	—	(679,077)
Euro	DBAB	Sell	9,460,000	13,121,020		1/11/10	—	(420,260)
Euro	BOFA	Sell	2,800,000	3,881,080		1/11/10	—	(126,910)
Euro	CITI	Sell	2,240,000	3,113,130		1/11/10	—	(93,262)
Euro	FBCO	Sell	1,726,000	2,391,805		1/11/10	—	(78,835)
Malaysian Ringgit	DBAB	Buy	11,434,805	3,219,258		1/11/10	118,738	—
Euro	JPHQ	Sell	937,000	1,303,461		1/13/10	—	(37,780)
Mexican Peso	DBAB	Sell	92,844,000	6,676,302		1/13/10	—	(410,034)
Philippine Peso	JPHQ	Buy	432,590,000	9,275,111		1/13/10	12,969	—
Euro	DBAB	Sell	4,856,000	6,783,201		1/15/10	—	(167,755)
Philippine Peso	DBAB	Buy	66,125,000	1,423,267		1/15/10	—	(3,857)
Philippine Peso	HSBC	Buy	115,942,000	2,490,698		1/15/10	—	(1,938)
Philippine Peso	JPHQ	Buy	165,119,000	3,558,139		1/19/10	—	(15,516)
Philippine Peso	DBAB	Buy	41,372,000	889,529		1/19/10	—	(1,894)
Mexican Peso	DBAB	Sell	15,775,146	1,158,021		1/20/10	—	(45,002)
Mexican Peso	DBAB	Buy	15,775,146	1,063,374		1/20/10	139,650	—
Mexican Peso	HSBC	Sell	234,622,679	17,218,370		1/21/10	—	(671,956)
Mexican Peso	HSBC	Buy	234,622,679	15,950,603		1/21/10	1,939,723	—
Euro	CITI	Sell	4,998,400	7,136,815		1/27/10	—	(17,837)
Mexican Peso	DBAB	Sell	14,600,000	1,079,187		1/27/10	—	(33,279)
Chilean Peso	DBAB	Buy	2,227,910,000	3,527,407		1/28/10	870,276	—
New Zealand Dollar	BZWS	Sell	12,970,535	6,582,546		1/28/10	—	(2,806,502)
Chilean Peso	DBAB	Buy	5,127,860,000	8,173,239		1/29/10	1,949,269	—
Chilean Peso	JPHQ	Buy	675,370,000	1,075,430		1/29/10	257,765	—
Euro	DBAB	Sell	31,205,000	44,106,083		1/29/10	—	(560,252)
Euro	UBSW	Sell	5,540,000	7,774,005		1/29/10	—	(155,862)
Mexican Peso	CITI	Sell	54,328,000	3,985,329		1/29/10	—	(153,264)
New Zealand Dollar	UBSW	Sell	7,565,376	4,924,303		1/29/10	—	(551,660)
Singapore Dollar	HSBC	Sell	53,093,000	35,406,213		1/29/10	—	(2,355,971)
Singapore Dollar	BZWS	Sell	13,275,000	8,821,800		1/29/10	—	(619,991)
Singapore Dollar	UBSW	Sell	13,281,000	8,826,989		1/29/10	—	(619,069)
Singapore Dollar	HSBC	Buy	53,093,000	38,293,487		1/29/10	—	(531,303)
Singapore Dollar	BZWS	Buy	13,275,000	9,525,005		1/29/10	—	(83,215)
Singapore Dollar	UBSW	Buy	13,281,000	9,521,386		1/29/10	—	(75,328)
Chilean Peso	DBAB	Buy	1,075,430,000	1,720,688		2/02/10	402,800	—
New Zealand Dollar	DBAB	Sell	9,712,629	4,910,123		2/02/10	—	(2,118,088)
Singapore Dollar	HSBC	Sell	13,298,000	8,849,581		2/02/10	—	(608,069)
Singapore Dollar	BZWS	Sell	5,320,000	3,539,587		2/02/10	—	(244,042)
Singapore Dollar	HSBC	Buy	13,298,000	9,571,382		2/02/10	—	(113,732)
Singapore Dollar	BZWS	Buy	5,320,000	3,817,177		2/02/10	—	(33,548)
Chilean Peso	DBAB	Buy	2,018,040,000	3,226,283		2/03/10	758,709	—
Chinese Yuan	DBAB	Buy	102,053,000	14,468,949		2/03/10	484,493	—
New Zealand Dollar	DBAB	Sell	12,744,985	6,363,571		2/03/10	—	(2,858,274)
Singapore Dollar	HSBC	Sell	16,660,000	11,062,490		2/03/10	—	(786,081)
Singapore Dollar	HSBC	Buy	16,660,000	11,991,219		2/03/10	—	(142,647)
Indian Rupee	JPHQ	Buy	21,500,000	423,228		2/04/10	38,798	—
Singapore Dollar	HSBC	Sell	16,752,000	11,062,099		2/04/10	—	(851,741)

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	HSBC	Buy	16,752,000	12,003,697	2/04/10	$—	$(89,858)
Mexican Peso	DBAB	Sell	46,717,000	3,472,092	2/05/10	—	(83,898)
Singapore Dollar	HSBC	Sell	13,362,000	8,849,886	2/05/10	—	(652,893)
Singapore Dollar	HSBC	Buy	13,362,000	9,574,582	2/05/10	—	(71,804)
Euro	HSBC	Sell	1,200,000	1,728,792	2/08/10	11,164	—
Euro	JPHQ	Sell	300,000	431,850	2/08/10	2,443	—
Mexican Peso	DBAB	Sell	81,332,000	5,956,199	2/08/10	—	(232,532)
Mexican Peso	DBAB	Buy	81,332,000	5,299,365	2/08/10	889,367	—
Singapore Dollar	JPHQ	Sell	10,525,000	6,991,033	2/08/10	—	(493,824)
Singapore Dollar	JPHQ	Buy	10,525,000	7,546,967	2/08/10	—	(62,110)
Singapore Dollar	JPHQ	Sell	13,338,000	8,857,750	2/09/10	—	(627,443)
Singapore Dollar	JPHQ	Buy	13,338,000	9,589,474	2/09/10	—	(104,281)
Singapore Dollar	BZWS	Sell	5,284,900	3,543,037	2/11/10	—	(215,168)
Singapore Dollar	BZWS	Buy	5,284,900	3,785,542	2/11/10	—	(27,337)
Chilean Peso	DBAB	Buy	1,058,220,000	1,720,683	2/12/10	370,268	—
Malaysian Ringgit	DBAB	Buy	97,443,480	26,843,934	2/12/10	1,563,670	—
New Zealand Dollar	HSBC	Sell	2,945,715	1,530,005	2/12/10	—	(600,116)
South Korean Won	HSBC	Buy	16,244,000,000	11,944,118	2/12/10	1,966,890	—
Chilean Peso	DBAB	Buy	2,604,680,000	4,301,701	2/16/10	846,346	—
Chilean Peso	DBAB	Buy	2,600,220,000	4,326,489	2/17/10	813,098	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,343,480	2/17/10	84,450	—
New Zealand Dollar	HSBC	Sell	3,931,416	1,966,495	2/22/10	—	(874,485)
Chilean Peso	CITI	Buy	4,456,290,000	7,355,035	2/26/10	1,458,743	—
Chilean Peso	DBAB	Buy	1,311,360,000	2,163,246	2/26/10	430,399	—
New Zealand Dollar	DBAB	Sell	2,852,731	1,430,644	2/26/10	—	(630,280)
Chilean Peso	DBAB	Buy	1,304,870,000	2,163,246	3/03/10	418,082	—
Chilean Peso	DBAB	Buy	2,119,640,000	3,461,202	3/04/10	731,912	—
Chilean Peso	DBAB	Buy	1,328,230,000	2,163,241	3/05/10	464,281	—
Chilean Peso	DBAB	Buy	1,252,750,000	2,036,230	3/08/10	441,952	—
Chilean Peso	DBAB	Buy	1,330,940,000	2,163,251	3/09/10	469,598	—
New Zealand Dollar	DBAB	Sell	11,084,376	5,470,140	3/12/10	—	(2,529,492)
New Zealand Dollar	DBAB	Sell	11,089,511	5,596,876	3/16/10	—	(2,404,088)
Singapore Dollar	JPHQ	Sell	8,859,000	5,757,083	3/17/10	—	(540,775)
Singapore Dollar	JPHQ	Buy	8,859,000	6,368,799	3/17/10	—	(70,941)
Mexican Peso	CITI	Sell	65,351,230	4,831,766	3/22/10	—	(116,442)
Australian Dollar	BZWS	Sell	4,356,970	2,963,393	3/24/10	—	(912,372)
Indian Rupee	DBAB	Buy	159,915,000	3,090,503	4/09/10	328,073	—
Indian Rupee	DBAB	Buy	342,913,000	6,622,499	4/12/10	706,111	—
Indian Rupee	JPHQ	Buy	230,330,000	4,414,989	4/13/10	507,091	—
Indian Rupee	JPHQ	Buy	226,092,000	4,414,997	4/15/10	415,642	—
Indian Rupee	JPHQ	Buy	112,941,000	2,213,661	4/19/10	198,538	—
Indian Rupee	DBAB	Buy	79,271,000	1,545,244	4/19/10	147,830	—
Malaysian Ringgit	JPHQ	Buy	4,069,213	1,123,999	4/19/10	59,149	—
Malaysian Ringgit	JPHQ	Buy	11,659,000	3,246,999	4/20/10	142,798	—
Chilean Peso	CITI	Buy	1,945,145,000	3,315,400	4/23/10	536,271	—
Chilean Peso	CITI	Buy	1,899,362,000	3,240,347	4/26/10	521,188	—
Indian Rupee	DBAB	Buy	160,601,000	3,099,125	4/26/10	328,821	—
Chilean Peso	JPHQ	Buy	1,501,938,000	2,566,757	4/27/10	407,849	—
Chilean Peso	CITI	Buy	1,507,329,000	2,566,759	4/27/10	418,524	—
Indian Rupee	JPHQ	Buy	22,911,000	442,725	4/27/10	46,255	—
Chilean Peso	CITI	Buy	2,420,966,000	4,106,813	4/28/10	688,161	—
Chilean Peso	UBSW	Buy	303,134,000	513,351	4/28/10	87,037	—

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	71,377,981	1,394,101		4/28/10	$129,149	$—
Indian Rupee	JPHQ	Buy	113,671,000	2,213,651		4/28/10	212,158	—
New Zealand Dollar	DBAB	Sell	2,329,569	1,274,973		4/28/10	—	(399,898)
Peruvian Nuevo Sol	DBAB	Buy	32,777,510	10,568,277		4/29/10	751,249	—
Indian Rupee	JPHQ	Buy	113,782,000	2,213,658		4/30/10	214,080	—
Swedish Krona	BZWS	Buy	122,773,200	11,484,864	EUR	4/30/10	723,653	—
Peruvian Nuevo Sol	DBAB	Buy	1,998,991	665,222		5/07/10	25,108	—
Peruvian Nuevo Sol	DBAB	Buy	5,300,000	1,771,983		5/10/10	58,303	—
Chilean Peso	DBAB	Buy	420,740,000	733,840		5/18/10	100,250	—
Peruvian Nuevo Sol	DBAB	Buy	19,235,857	6,268,181		5/18/10	374,570	—
Chilean Peso	DBAB	Buy	145,512,000	260,681		5/26/10	27,894	—
Chilean Peso	CITI	Buy	41,560,000	74,480		5/26/10	7,940	—
Chilean Peso	DBAB	Buy	187,450,000	331,770		5/28/10	40,010	—
Chilean Peso	CITI	Buy	187,520,000	331,776		5/28/10	40,142	—
Chilean Peso	CITI	Buy	74,780,000	132,706		6/01/10	15,636	—
Indian Rupee	DBAB	Buy	217,594,000	4,433,546		6/01/10	195,769	—
New Zealand Dollar	UBSW	Sell	11,305,079	7,897,502		6/01/10	—	(206,844)
New Zealand Dollar	DBAB	Sell	11,236,978	7,848,917		6/01/10	—	(206,610)
New Zealand Dollar	CITI	Sell	6,395,559	4,460,135		6/01/10	—	(124,692)
Indian Rupee	HSBC	Buy	6,451,000	133,010		6/02/10	4,222	—
New Zealand Dollar	BZWS	Sell	9,370,868	6,599,715		6/02/10	—	(117,468)
New Zealand Dollar	DBAB	Sell	4,846,894	3,420,211		6/02/10	—	(54,118)
New Zealand Dollar	FBCO	Sell	1,599,481	1,127,634		6/02/10	—	(18,899)
Indian Rupee	HSBC	Buy	31,921,000	665,021		6/03/10	13,976	—
Indian Rupee	HSBC	Buy	213,076,000	4,433,541		6/04/10	98,424	—
Poland Zloty	DBAB	Buy	15,778,000	3,468,378	EUR	6/04/10	480,708	—
Indian Rupee	DBAB	Buy	106,538,000	2,216,771		6/07/10	48,597	—
Poland Zloty	DBAB	Buy	14,926,000	3,251,639	EUR	6/07/10	495,888	—
Indian Rupee	HSBC	Buy	42,784,000	886,715		6/08/10	22,939	—
Indian Rupee	DBAB	Buy	53,739,000	1,114,917		6/08/10	27,658	—
Poland Zloty	CITI	Buy	5,990,000	1,300,545	EUR	6/08/10	205,140	—
Mexican Peso	DBAB	Sell	266,049,641	19,073,710		6/09/10	—	(875,899)
New Zealand Dollar	BZWS	Sell	9,370,868	6,595,779		6/09/10	—	(117,396)
Indian Rupee	DBAB	Buy	43,392,000	891,922		6/10/10	30,493	—
Indian Rupee	BZWS	Buy	64,888,000	1,337,897		6/11/10	41,349	—
Indian Rupee	HSBC	Buy	43,481,000	891,918		6/11/10	32,305	—
Indian Rupee	DBAB	Buy	108,614,000	2,229,809		6/16/10	77,825	—
Indian Rupee	DBAB	Buy	98,937,000	2,006,836		6/21/10	94,251	—
Indian Rupee	JPHQ	Buy	79,054,000	1,603,529		6/22/10	75,158	—
Indian Rupee	DBAB	Buy	119,627,000	2,405,288		6/24/10	134,496	—
Indian Rupee	HSBC	Buy	80,337,000	1,603,533		6/25/10	101,937	—
Peruvian Nuevo Sol	DBAB	Buy	6,318,000	2,063,020		6/28/10	118,614	—
Swedish Krona	UBSW	Buy	60,129,000	5,405,923	EUR	6/28/10	672,189	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,162,886		6/29/10	120,716	—
Swedish Krona	UBSW	Buy	43,662,000	3,940,258	EUR	6/29/10	466,972	—
Indian Rupee	DBAB	Buy	79,423,000	1,603,533		7/09/10	80,654	—
Indian Rupee	JPHQ	Buy	79,487,000	1,603,530		7/09/10	82,014	—
Malaysian Ringgit	DBAB	Buy	9,014,572	2,535,531		7/09/10	77,810	—
Indian Rupee	DBAB	Buy	40,128,000	801,758		7/12/10	48,975	—
Indian Rupee	JPHQ	Buy	48,258,000	962,120		7/12/10	60,974	—
Malaysian Ringgit	DBAB	Buy	18,006,622	5,046,935		7/12/10	172,788	—
Malaysian Ringgit	JPHQ	Buy	4,594,000	1,279,844		7/13/10	51,819	—

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	DBAB	Buy	2,637,000	732,907		7/16/10	$31,417	$—
Malaysian Ringgit	DBAB	Buy	11,455,000	2,280,737	EUR	7/16/10	57,469	—
Indian Rupee	CITI	Buy	19,711,000	394,220		7/19/10	23,442	—
Indian Rupee	JPHQ	Buy	19,711,000	394,220		7/20/10	23,411	—
Malaysian Ringgit	DBAB	Buy	4,160,000	1,165,005		7/20/10	40,623	—
Malaysian Ringgit	DBAB	Buy	12,933,000	2,569,998	EUR	7/20/10	71,770	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,428,410		7/23/10	37,351	—
Malaysian Ringgit	DBAB	Buy	16,628,000	3,304,189	EUR	7/23/10	92,090	—
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,498,028		7/27/10	42,910	—
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,293,913	EUR	7/27/10	106,419	—
Malaysian Ringgit	HSBC	Buy	3,005,000	852,168		7/30/10	18,486	—
New Zealand Dollar	DBAB	Sell	18,763,956	12,074,605		7/30/10	—	(1,304,294)
New Zealand Dollar	DBAB	Sell	18,692,571	12,007,173		8/03/10	—	(1,315,642)
New Zealand Dollar	BZWS	Sell	7,317,361	4,697,746		8/03/10	—	(517,580)
New Zealand Dollar	DBAB	Sell	7,405,811	4,731,573		8/04/10	—	(546,281)
New Zealand Dollar	BZWS	Sell	3,686,939	2,367,015		8/04/10	—	(260,533)
New Zealand Dollar	CITI	Sell	18,563,255	12,122,269		8/05/10	—	(1,105,803)
New Zealand Dollar	DBAB	Sell	5,506,806	3,589,336		8/05/10	—	(334,783)
Malaysian Ringgit	HSBC	Buy	6,100,000	1,743,854		8/06/10	23,192	—
New Zealand Dollar	CITI	Sell	7,269,764	4,750,900		8/06/10	—	(428,990)
New Zealand Dollar	FBCO	Sell	3,628,158	2,362,838		8/06/10	—	(222,316)
Malaysian Ringgit	JPHQ	Buy	1,100,000	313,837		8/09/10	4,784	—
New Zealand Dollar	CITI	Sell	7,173,180	4,716,079		8/09/10	—	(393,501)
New Zealand Dollar	DBAB	Sell	7,205,549	4,739,810		8/09/10	—	(392,827)
New Zealand Dollar	FBCO	Sell	7,091,362	4,672,853		8/09/10	—	(378,447)
New Zealand Dollar	FBCO	Sell	7,103,800	4,717,847		8/11/10	—	(341,329)
Poland Zloty	DBAB	Buy	59,155,000	14,078,825	EUR	8/11/10	179,699	—
New Zealand Dollar	DBAB	Sell	24,938,679	16,238,792		8/12/10	—	(1,520,280)
New Zealand Dollar	DBAB	Sell	8,453,000	5,486,842		8/13/10	—	(532,035)
New Zealand Dollar	DBAB	Sell	8,915,000	5,884,792		8/16/10	—	(461,198)
Brazilian Real	DBAB	Buy	5,465,000	265,418,655	JPY	8/17/10	116,281	—
New Israeli Shekel	CITI	Buy	14,794,000	3,904,048		8/17/10	—	(8,991)
Japanese Yen	UBSW	Sell	758,781,000	7,999,294		8/17/10	—	(180,698)
Brazilian Real	DBAB	Buy	4,037,000	194,381,550	JPY	8/18/10	103,474	—
Japanese Yen	JPHQ	Sell	377,047,000	3,999,650		8/18/10	—	(65,165)
Brazilian Real	DBAB	Buy	6,056,000	284,668,336	JPY	8/19/10	229,058	—
New Israeli Shekel	CITI	Buy	7,400,000	1,952,249		8/19/10	—	(3,968)
New Israeli Shekel	DBAB	Buy	1,482,000	390,411		8/19/10	—	(228)
New Israeli Shekel	CITI	Buy	7,402,000	1,947,382		8/19/10	1,425	—
Japanese Yen	HSBC	Sell	375,298,000	3,989,137		8/19/10	—	(56,904)
Euro	UBSW	Sell	6,270,000	8,838,506		8/20/10	—	(128,467)
Indian Rupee	DBAB	Buy	143,891,000	2,881,278		8/20/10	160,340	—
New Israeli Shekel	CITI	Buy	5,678,400	1,485,675		8/20/10	9,326	—
Japanese Yen	DBAB	Sell	376,727,000	3,989,146		8/20/10	—	(72,383)
Japanese Yen	BZWS	Sell	376,247,000	3,995,063		8/20/10	—	(61,292)
Euro	UBSW	Sell	6,274,000	8,874,322		8/23/10	—	(98,148)
Indian Rupee	DBAB	Buy	124,700,000	2,497,112		8/23/10	138,246	—
New Israeli Shekel	CITI	Buy	9,690,400	2,541,278		8/23/10	9,924	—
Japanese Yen	CITI	Sell	751,731,000	7,990,126		8/23/10	—	(114,850)
Japanese Yen	FBCO	Sell	746,218,000	7,990,128		8/23/10	—	(55,408)
Japanese Yen	JPHQ	Sell	750,133,000	7,990,126		8/24/10	—	(97,785)
Japanese Yen	BZWS	Sell	747,636,000	7,990,125		8/24/10	—	(70,863)

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
New Zealand Dollar	FBCO	Sell	6,517,276	4,297,361		8/24/10	$—	$(338,245)
Japanese Yen	DBAB	Sell	371,821,000	3,995,068		8/25/10	—	(13,976)
New Zealand Dollar	DBAB	Sell	6,486,000	4,335,891		8/27/10	—	(276,127)
Brazilian Real	DBAB	Buy	4,043,000	188,901,089	JPY	8/31/10	158,431	—
Indian Rupee	DBAB	Buy	88,183,000	1,767,194		9/01/10	95,169	—
Japanese Yen	JPHQ	Sell	372,662,000	3,995,069		9/01/10	—	(23,613)
Brazilian Real	DBAB	Buy	6,065,000	280,427,405	JPY	9/02/10	267,751	—
Japanese Yen	HSBC	Sell	368,756,000	3,995,060		9/02/10	18,418	—
Euro	BZWS	Sell	6,230,000	8,874,012		9/07/10	—	(34,423)
Euro	HSBC	Sell	8,279,000	11,790,952		9/08/10	—	(47,302)
United States Dollar	JPHQ	Buy	11,099,031	7,817,044	EUR	9/08/10	—	(78,667)
Japanese Yen	HSBC	Sell	555,382,000	5,992,598		9/09/10	2,543	—
Japanese Yen	HSBC	Sell	553,476,000	5,992,594		9/10/10	22,976	—
Japanese Yen	DBAB	Sell	516,285,000	5,624,265		9/10/10	55,776	—
Japanese Yen	UBSW	Sell	428,870,000	4,686,899		9/13/10	60,960	—
Brazilian Real	DBAB	Buy	9,097,000	424,168,548	JPY	9/15/10	346,789	—
Japanese Yen	HSBC	Sell	341,214,000	3,749,522		9/15/10	68,921	—
Japanese Yen	BZWS	Sell	337,439,000	3,749,531		9/15/10	109,650	—
Japanese Yen	UBSW	Sell	508,216,000	5,624,285		9/15/10	142,270	—
United States Dollar	UBSW	Buy	7,760,297	5,315,636	EUR	9/15/10	159,839	—
Japanese Yen	HSBC	Sell	506,130,000	5,624,292		9/16/10	164,668	—
Japanese Yen	DBAB	Sell	169,665,000	1,874,751		9/16/10	44,575	—
New Zealand Dollar	DBAB	Sell	17,768,247	12,117,945		9/16/10	—	(492,091)
United States Dollar	CITI	Buy	7,760,297	5,328,410	EUR	9/16/10	141,637	—
United States Dollar	HSBC	Buy	14,772,566	10,076,784	EUR	9/17/10	364,712	—
Euro	BZWS	Sell	1,426,600	2,100,455		9/20/10	60,743	—
United States Dollar	UBSW	Buy	9,232,854	6,293,268	EUR	9/20/10	234,921	—
Japanese Yen	JPHQ	Sell	339,332,000	3,749,525		9/21/10	88,779	—
Japanese Yen	HSBC	Sell	168,241,000	1,874,760		9/21/10	59,761	—
Euro	UBSW	Sell	9,307,428	13,646,830		9/23/10	339,670	—
Swedish Krona	UBSW	Buy	30,000,000	2,950,694	EUR	9/23/10	—	(22,234)
Euro	JPHQ	Sell	4,095,317	6,063,526		9/24/10	208,355	—
Japanese Yen	JPHQ	Sell	281,276,000	3,108,194		9/24/10	73,577	—
Indian Rupee	DBAB	Buy	25,000,000	725,900	NZD	9/27/10	12,334	—
Japanese Yen	JPHQ	Sell	27,971,000	310,823		9/27/10	9,033	—
Japanese Yen	JPHQ	Sell	103,324,000	1,148,172		9/28/10	33,331	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	1,635,968	EUR	9/28/10	73,527	—
Japanese Yen	JPHQ	Sell	172,207,000	1,913,624		9/29/10	55,490	—
Euro	UBSW	Sell	6,370,000	9,309,118		10/04/10	202,332	—
Philippine Peso	HSBC	Buy	156,866,000	3,242,708		10/04/10	34,380	—
Philippine Peso	DBAB	Buy	195,560,000	4,053,393		10/04/10	32,051	—
Philippine Peso	HSBC	Buy	233,867,000	4,864,056		10/05/10	21,405	—
Philippine Peso	DBAB	Buy	233,811,000	4,864,070		10/05/10	20,220	—
Philippine Peso	JPHQ	Buy	61,767,000	1,297,081		10/06/10	—	(6,841)
Philippine Peso	DBAB	Buy	191,936,000	4,053,387		10/07/10	—	(44,280)
Philippine Peso	DBAB	Buy	153,588,000	3,242,716		10/08/10	—	(34,779)
Philippine Peso	HSBC	Buy	153,878,000	3,242,711		10/08/10	—	(28,717)
Philippine Peso	JPHQ	Buy	76,627,000	1,621,358		10/08/10	—	(20,878)
Philippine Peso	CITI	Buy	76,826,000	1,621,349		10/08/10	—	(16,712)
Malaysian Ringgit	DBAB	Buy	11,434,805	3,317,898		10/12/10	—	(11,369)
Philippine Peso	DBAB	Buy	45,732,000	972,814		10/12/10	—	(17,826)
Malaysian Ringgit	DBAB	Buy	4,934,783	1,452,988		10/13/10	—	(26,063)

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	JPHQ	Buy	194,374,000	4,151,141		10/13/10	$—	$(92,381)
Philippine Peso	HSBC	Buy	76,252,000	1,621,348		10/13/10	—	(29,116)
Chinese Yuan	HSBC	Buy	35,001,331	3,554,330	EUR	10/15/10	77,482	—
Philippine Peso	JPHQ	Buy	25,032,000	533,731		10/15/10	—	(11,088)
Chinese Yuan	HSBC	Buy	35,172,030	3,560,830	EUR	10/18/10	93,998	—
Philippine Peso	JPHQ	Buy	83,120,000	1,779,072		10/18/10	—	(43,880)
Chinese Yuan	HSBC	Buy	47,143,455	4,759,196	EUR	10/19/10	145,762	—
Philippine Peso	DBAB	Buy	41,880,000	889,550		10/19/10	—	(15,319)
Chinese Yuan	HSBC	Buy	29,130,000	4,414,640		10/21/10	—	(120,428)
Philippine Peso	DBAB	Buy	167,411,000	3,558,151		10/21/10	—	(63,870)
Philippine Peso	JPHQ	Buy	84,061,000	1,779,069		10/21/10	—	(24,508)
Chinese Yuan	HSBC	Buy	36,599,833	5,559,074		10/25/10	—	(162,898)
Philippine Peso	HSBC	Buy	247,998,000	5,204,575		10/25/10	—	(29,324)
Philippine Peso	DBAB	Buy	165,158,000	3,469,706		10/25/10	—	(23,170)
Philippine Peso	JPHQ	Buy	82,631,000	1,734,852		10/25/10	—	(10,499)
Chilean Peso	CITI	Buy	921,291,798	1,745,697		10/26/10	86,295	—
Chinese Yuan	HSBC	Buy	62,115,025	9,408,231		10/26/10	—	(249,830)
Indian Rupee	DBAB	Buy	639,477,000	13,466,076		10/26/10	—	(13,582)
Indian Rupee	HSBC	Buy	213,392,000	4,488,683		10/26/10	383	—
Philippine Peso	HSBC	Buy	214,449,000	4,510,623		10/26/10	—	(35,710)
Chinese Yuan	HSBC	Buy	37,116,032	5,610,465		10/27/10	—	(137,779)
Indian Rupee	HSBC	Buy	317,880,000	6,733,034		10/27/10	—	(46,337)
Chilean Peso	JPHQ	Buy	597,828,000	1,138,178		10/28/10	50,640	—
Philippine Peso	DBAB	Buy	66,285,000	1,387,877		10/28/10	—	(4,850)
Japanese Yen	CITI	Sell	341,992,119	3,779,658		11/08/10	84,640	—
Japanese Yen	BZWS	Sell	335,950,000	3,751,221		11/10/10	121,245	—
Japanese Yen	UBSW	Sell	340,600,700	3,804,362		11/12/10	123,891	—
Japanese Yen	BZWS	Sell	429,663,000	4,795,078		11/12/10	152,216	—
Japanese Yen	DBAB	Sell	796,770,000	8,895,004		11/15/10	284,393	—
Japanese Yen	JPHQ	Sell	397,873,000	4,447,496		11/16/10	147,582	—
Japanese Yen	BZWS	Sell	191,800,000	2,134,788		11/16/10	61,956	—
Japanese Yen	HSBC	Sell	207,909,000	2,312,695		11/17/10	65,696	—
Japanese Yen	BZWS	Sell	794,439,000	8,894,998		11/17/10	309,011	—
Japanese Yen	UBSW	Sell	317,836,000	3,557,998		11/17/10	122,950	—
Euro	DBAB	Sell	933,877	1,387,741		11/18/10	52,944	—
Euro	UBSW	Sell	4,794,427	7,161,915		11/18/10	309,205	—
Japanese Yen	BZWS	Sell	1,107,834,000	12,453,002		11/18/10	479,567	—
Euro	DBAB	Sell	1,300,570	1,948,904		11/29/10	90,094	—
Japanese Yen	BOFA	Sell	859,147,000	9,695,551		11/29/10	406,536	—
Japanese Yen	BZWS	Sell	1,251,786,000	14,231,997		11/29/10	697,808	—
Japanese Yen	CITI	Sell	310,702,000	3,557,996		11/29/10	198,716	—
Norwegian Krone	UBSW	Buy	71,182,000	8,325,088	EUR	11/29/10	175,381	—
Japanese Yen	DBAB	Sell	770,370,000	8,895,008		12/01/10	565,291	—
Norwegian Krone	UBSW	Buy	23,030,000	2,670,145	EUR	12/01/10	89,718	—
Mexican Peso	CITI	Sell	53,811,000	3,962,227		12/02/10	28,276	—
Chinese Yuan	HSBC	Buy	14,977,000	2,261,362		12/06/10	—	(49,772)
Chinese Yuan	HSBC	Buy	18,870,000	1,896,155	EUR	12/06/10	76,515	—
Euro	UBSW	Sell	1,343,551	2,021,333		12/07/10	101,172	—
Chinese Yuan	JPHQ	Buy	11,237,841	1,689,901		12/13/10	—	(30,027)
Chinese Yuan	HSBC	Buy	22,539,443	3,389,900		12/14/10	—	(60,612)
Chinese Yuan	HSBC	Buy	22,626,632	3,404,805		12/15/10	—	(62,515)
Malaysian Ringgit	JPHQ	Buy	13,361,013	3,917,037		12/16/10	—	(59,560)

TGB-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2009 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Buy	12,406,016	3,638,235		12/17/10	$—	$(56,563)
Malaysian Ringgit	JPHQ	Buy	14,845,634	4,334,492		12/21/10	—	(48,904)
Malaysian Ringgit	HSBC	Buy	19,742,443	5,743,239		12/22/10	—	(44,194)
Malaysian Ringgit	HSBC	Buy	9,639,266	2,802,438		12/23/10	—	(19,941)
Japanese Yen	CITI	Sell	286,112,008	3,133,740		12/28/10	37,352	—
Japanese Yen	BZWS	Sell	285,057,504	3,133,740		12/28/10	48,765	—
Japanese Yen	JPHQ	Sell	285,510,329	3,133,740		12/28/10	43,864	—
Malaysian Ringgit	HSBC	Buy	10,905,927	3,166,278		12/28/10	—	(18,521)
Malaysian Ringgit	JPHQ	Buy	56,089,316	16,324,490		1/04/11	—	(138,265)
Swedish Krona	DBAB	Buy	136,332,733	13,223,991	EUR	1/04/11	179,865	—

Unrealized appreciation (depreciation)							42,373,279	(47,072,339)

Net unrealized appreciation (depreciation)								$(4,699,060)

*In U.S. dollars unless otherwise indicated.

At December 31, 2009, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
MLCO	Pay	7.094%	Tasa Nominal Annual Rate	5,960,000,000	CLP	6/16/18	$934,526	$—

See Abbreviations on page TGB-38.

TGB-25

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,563,861,271
Cost - Repurchase agreements	18,122,943

Total cost of investments	$1,581,984,214

Value - Unaffiliated issuers	$1,658,519,499
Value - Repurchase agreements	18,122,943

Total value of investments	1,676,642,442
Cash	1,440,000
Foreign currency, at value (cost $1,458,856)	1,459,329
Receivables:
Investment securities sold	252,065
Capital shares sold	4,229,262
Interest	30,372,551
Due from brokers	4,310,000
Unrealized appreciation on forward exchange contracts	42,373,279
Unrealized appreciation on swap contracts	934,526
Other assets	185

Total assets	1,762,013,639

Liabilities:
Payables:
Capital shares redeemed	1,075,765
Affiliates	1,303,863
Due to brokers	1,440,000
Unrealized depreciation on forward exchange contracts	47,072,339
Accrued expenses and other liabilities	502,582

Total liabilities	51,394,549

Net assets, at value	$1,710,619,090

Net assets consist of:
Paid-in capital	$1,593,198,360
Undistributed net investment income	24,514,511
Net unrealized appreciation (depreciation)	91,114,847
Accumulated net realized gain (loss)	1,791,372

Net assets, at value	$1,710,619,090

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2009

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$195,662,342

Shares outstanding	11,039,984

Net asset value and maximum offering price per share	$17.72

Class 2:
Net assets, at value	$1,262,783,137

Shares outstanding	72,845,250

Net asset value and maximum offering price per share	$17.34

Class 3:
Net assets, at value	$143,263,974

Shares outstanding	8,267,331

Net asset value and maximum offering price per share[a]	$17.33

Class 4:
Net assets, at value	$108,909,637

Shares outstanding	6,184,122

Net asset value and maximum offering price per share	$17.61

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2009

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $2,040,409)	$87,426,778

Expenses:
Management fees (Note 3a)	6,519,570
Distribution fees: (Note 3c)
Class 2	2,497,644
Class 3	328,848
Class 4	257,355
Unaffiliated transfer agent fees	3,226
Custodian fees (Note 4)	541,070
Reports to shareholders	280,355
Professional fees	71,644
Trustees’ fees and expenses	8,901
Other	79,828

Total expenses	10,588,441
Expense reductions (Note 4)	(8,852)

Net expenses	10,579,589

Net investment income	76,847,189

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(30,117,649)
Foreign currency transactions	86,880,427
Swap contracts	6,565,243

Net realized gain (loss)	63,328,021

Net change in unrealized appreciation (depreciation) on:
Investments	207,353,185
Translation of other assets and liabilities denominated in foreign currencies	(107,914,839)

Net change in unrealized appreciation (depreciation)	99,438,346

Net realized and unrealized gain (loss)	162,766,367

Net increase (decrease) in net assets resulting from operations	$239,613,556

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Year Ended December 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$76,847,189	$47,173,150
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	63,328,021	36,014,213
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	99,438,346	(32,739,812)

Net increase (decrease) in net assets resulting from operations	239,613,556	50,447,551

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(23,763,176)	(8,184,833)
Class 2	(139,472,843)	(26,397,120)
Class 3	(18,449,432)	(4,932,732)
Class 4	(10,152,433)	(162,330)

Total distributions to shareholders	(191,837,884)	(39,677,015)

Capital share transactions: (Note 2)
Class 1	(33,006,590)	81,904,183
Class 2	435,496,396	305,411,151
Class 3	11,495,009	36,362,798
Class 4	63,139,007	41,657,210

Total capital share transactions	477,123,822	465,335,342

Redemption fees	26,899	75,291

Net increase (decrease) in net assets	524,926,393	476,181,169
Net assets:
Beginning of year	1,185,692,697	709,511,528

End of year	$1,710,619,090	$1,185,692,697

Undistributed net investment income included in net assets:
End of year	$24,514,511	$109,190,320

The accompanying notes are an integral part of these financial statements.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2009, the Templeton Global Income Securities Fund was renamed the Templeton Global Bond Securities Fund.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Government securities and municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2009. The joint repurchase agreement is valued at cost which approximates market value.

d. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. At December 31, 2009, the Fund holds $1,440,000 in cash as collateral for derivative financial instruments. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 9 regarding other derivative information.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Income Taxes (continued)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2009		2008[a]
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold	2,951,874	$50,898,302	8,101,454	$141,208,761
Shares issued in reinvestment of distributions	1,490,789	23,763,176	492,765	8,184,833
Shares redeemed	(6,068,722)	(107,668,068)	(4,030,383)	(67,489,411)

Net increase (decrease)	(1,626,059)	$(33,006,590)	4,563,836	$81,904,183

Class 2 Shares:
Shares sold	24,341,548	$411,300,147	26,653,241	$454,110,268
Shares issued in reinvestment of distributions	8,934,839	139,472,843	1,616,480	26,397,120
Shares redeemed	(6,858,618)	(115,276,594)	(10,588,115)	(175,096,237)

Net increase (decrease)	26,417,769	$435,496,396	17,681,606	$305,411,151

Class 3 Shares:
Shares sold	1,901,513	$32,238,548	4,221,478	$72,520,138
Shares issued in reinvestment of distributions	1,182,656	18,449,432	302,251	4,932,732
Shares redeemed	(2,318,382)	(39,192,971)	(2,479,464)	(41,090,072)

Net increase (decrease)	765,787	$11,495,009	2,044,265	$36,362,798

Class 4 Shares:
Shares sold	3,243,291	$56,014,173	2,552,445	$42,834,654
Shares issued on reinvestment of distributions	639,725	10,152,433	9,768	162,150
Shares redeemed	(178,649)	(3,027,599)	(82,458)	(1,339,594)

Net increase (decrease)	3,704,367	$63,139,007	2,479,755	$41,657,210

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended December 31, 2009, the Fund utilized $1,826,764 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from – ordinary income	$191,837,884	$39,677,015

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES (continued)

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,589,933,372

Unrealized appreciation	$136,465,368
Unrealized depreciation	(49,756,298)

Net unrealized appreciation (depreciation)	$86,709,070

Undistributed ordinary income	$25,236,218
Undistributed long term capital gains	4,479,007

Distributable earnings	$29,715,225

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, interest rate swaps, tax straddles and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, interest rate swaps, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, aggregated $777,496,199 and $258,530,446, respectively.

7. CREDIT RISK

At December 31, 2009, the Fund had 15.12% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION

At December 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Unrealized appreciation on swap contracts	$934,526	Unrealized depreciation on swap contracts	$—
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	42,373,279	Unrealized depreciation on forward exchange contracts	47,072,339

For the period ended December 31, 2009, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended December 31, 2009	Change in Unrealized Appreciation (Depreciation) for the Year Ended December 31, 2009	Average Notional Amount Outstanding During the Year[a]
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$6,565,243	$(3,038,752)	$5,217,109
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	85,551,382	(109,920,788)	1,532,178,029

aNotional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Fund renewed the Global Credit Facility, for a total of $750 million, maturing on January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected on the Statement of Operations. During the year ended December 31, 2009, the Fund did not utilize the Global Credit Facility.

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value:

At December 31, 2009, all of the Fund’s investments in securities, swaps and forward exchange contracts carried at fair value were in Level 2 inputs. For detailed country descriptions, see the accompanying Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through February 10, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

ABBREVIATIONS

Counterparty

BOFA - Bank of America N.A.

BZWS - Barclays Bank PLC

CITI - Citibank N.A.

DBAB - Deutsche Bank AG

FBCO - Credit Suisse International

HSBC - HSBC Bank USA

JPHQ - JPMorgan Chase Bank, N.A.

MLCO - Merrill Lynch Capital Services, Inc.

UBSW - UBS AG

Currency

AUD - Australian Dollar

BRL - Brazilian Real

CLP - Chilean Peso

EUR - Euro

IDR - Indonesian Rupiah

ILS - New Israeli Shekel

JPY - Japanese Yen

KRW - South Korean Won

LKR - Sri Lankan Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

Selected Portfolio

AMBAC - American Municipal Bond Assurance Corp.

BHAC - Berkshire Hathaway Assurance Corp.

FRN - Floating Rate Note

FSA - Financial Security Assurance Inc.

GO - General Obligation

ISD - Independent School District

MTA - Metropolitan Transit Authority

NATL - National Public Financial Guarantee Corp.

USD - Unified/Union School District

TGB-38

Franklin Templeton Variable Insurance Products Trust

Templeton Global Bond Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Securities Fund (formerly Templeton Global Income Securities Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2010

TGB-39

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Bond Securities Fund

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2010 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGB-40

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Barclays Capital (BC) U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody’s, Standard & Poor’s or Fitch, respectively.

Barclays Capital (BC) U.S. Government: Intermediate Index is the intermediate component of the BC U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/09, there were 154 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 65% or more of their portfolios in equities. For the 12-month period ended 12/31/09, there were 66 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General Bond Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General Bond Funds classification in the Lipper VIP underlying funds universe. Lipper General Bond Funds do not have any quality or maturity restrictions, and tend to keep a bulk of assets in corporate and government debt issues. For the 12-month period ended 12/31/09, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest at least 65% of assets in U.S. government and agency issues. For the 12-month period ended 12/31/09, there were 73 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/09, there were 111 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch (ML) 2-Year Zero Coupon Bond Index includes zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Asia Index is a free float-adjusted, market capitalization weighted index designed to measure equity market performance in Asian emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 100 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represents a modest amount of the Russell 3000 Index’s total market capitalization.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represents the majority of the investible U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represents a modest amount of the Russell 1000 Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s 500 (S&P 500) Utilities Index is a market capitalization-weighted index consisting of all utility stocks in the S&P 500.

Standard & Poor’s Global REIT Index is designed to measure performance of the investible universe of publicly traded real estate investment trusts. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	133	Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	110	None

Principal Occupation During Past 5 Years:

Retired; and formerly, Vice President, senior member and President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	110	ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	133	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	109	None

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. MICHAEL LUTTIG (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	133	Boeing Capital Corporation (aircraft financing)

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	133	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	None

Principal Occupation During Past 5 Years:

Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	110	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993	133	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer—nvestment Management	Trustee since 1988, President and Chief Executive Officer—Investment Management since 2002	52	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since March 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since March 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
ALIYA S. GORDON (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since March 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
STEVEN J. GRAY (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since August 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since August 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

BOD-4

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-5

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold only to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2009 02/10

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $891,954 for the fiscal year ended December 31, 2009 and $848,307 for the fiscal year ended December 31, 2008.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,250 for the fiscal year ended December 31, 2009 and $1,290 for the fiscal year ended December 31, 2008. The services for which these fees were paid included tax compliance and advice.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended December 31, 2009 and $4,000 for the fiscal year ended December 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2009 and $25,925 for the fiscal year ended December 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2009 and $258,152 for the fiscal year ended December 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $4,012 for the fiscal year ended December 31, 2009 and $289,367 for the fiscal year ended December 31, 2008.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/S/ LAURA F. FERGERSON
Laura F. Fergerson Chief Executive Officer – Finance and Administration

Date February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ LAURA F. FERGERSON
Laura F. Fergerson Chief Executive Officer – Finance and Administration

Date February 25, 2010

By:	/S/ GASTON GARDEY
Gaston Gardey Chief Financial Officer and Chief Accounting Officer

Date February 25, 2010